                                                                   Exhibit 10.24
________________________________________________________________________________



                               CREDIT AGREEMENT

                          Dated as of March 30, 2001

                                 by and among

                          TOTAL GAS & ELECTRIC, INC.

                                      and

                           THE CHASE MANHATTAN BANK
                                   as Agent

                                      and

                           THE LENDERS PARTY HERETO



_______________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                                              PAGE

ARTICLE I                                                                                                       1
     DEFINITIONS AND ACCOUNTING TERMS                                                                           1
          SECTION 1.1  Defined Terms                                                                            1
                       -------------
          SECTION 1.2  Use of Defined Terms                                                                     21
                       --------------------
          SECTION 1.3  Other Interpretive Provisions                                                            21
                       -----------------------------
          SECTION 1.4  Accounting and Financial Determinations                                                  22
                       ---------------------------------------

ARTICLE II                                                                                                      23
     COMMITMENTS, BORROWING PROCEDURES AND NOTES                                                                23
          SECTION 2.1  Commitments                                                                              23
                       -----------
               SECTION 2.1.1  Facility A Commitment                                                             23
                              ---------------------
               SECTION 2.1.2  Facility B Commitment                                                             24
                              ---------------------
               SECTION 2.1.3  Restrictions on Loans                                                             24
                              ---------------------
          SECTION 2.2  Reduction and Termination of Commitments                                                 24
                       ----------------------------------------
               SECTION 2.2.1  Optional Subject to Section 5.4                                                   24
                              -------------------------------
               SECTION 2.2.2  Mandatory                                                                         24
                              ---------
               SECTION 2.2.3  Termination                                                                       24
                              -----------
          SECTION 2.3  Borrowing Procedure                                                                      25
                       -------------------
          SECTION 2.4  Continuation and Conversion Elections                                                    25
                       -------------------------------------
          SECTION 2.5  Funding                                                                                  25
                       -------
          SECTION 2.6  Loan Accounts/Notes                                                                      26
                       -------------------

ARTICLE III                                                                                                     27
     REPAYMENTS, PREPAYMENTS, INTEREST AND FEES                                                                 27
          SECTION 3.1  Repayment and Prepayments                                                                27
                       -------------------------
               SECTION 3.1.1  Repayment                                                                         27
                              ---------
               SECTION 3.1.2  Voluntary Prepayments                                                             27
                              ---------------------
               SECTION 3.1.3  Mandatory Prepayments                                                             27
                              ---------------------
          SECTION 3.2  Interest Provisions                                                                      29
                       -------------------
               SECTION 3.2.1  Rates                                                                             29
                              -----
               SECTION 3.2.2  Post-Default Rate                                                                 29
                              -----------------
               SECTION 3.2.3  Payment Dates                                                                     29
                              -------------
          SECTION 3.3 Fees                                                                                      30
                      ----
               SECTION 3.3.1  Commitment Fee                                                                    30
                              --------------
               SECTION 3.3.2  Arrangement and Agency Fees                                                       30
                              ---------------------------

ARTICLE IV                                                                                                      30
     INTENTIONALLY OMITTED NUMBERING RESERVED                                                                   30

ARTICLE V                                                                                                       30
     CERTAIN LIBOR AND OTHER PROVISIONS                                                                         30
          SECTION 5.1 LIBOR Lending Unlawfu1                                                                    30
                      ----------------------

          SECTION 5.2  Deposits Unavailable                                                                      30
                       --------------------
          SECTION 5.3  Increased LIBOR Loan Costs, etc.                                                          31
                       --------------------------------
          SECTION 5.4  Funding Losses                                                                            32
                       --------------
          SECTION 5.5  Increased Capital Costs                                                                   32
                       -----------------------
          SECTION 5.6  Taxes                                                                                     33
                       -----
          SECTION 5.7  Payments, Computations, etc                                                               34
                       ---------------------------
          SECTION 5.8  Sharing of Payments                                                                       34
                       -------------------
          SECTION 5.9  Setoff                                                                                    35
                       ------
          SECTION 5.10 Recourse                                                                                  35
                       --------
          SECTION 5.11 Replacement of Lenders                                                                    35
                       ----------------------

ARTICLE VI                                                                                                       36
     CONDITIONS TO EFFECTIVENESS AND TO BORROWING                                                                36
          SECTION 6.1  Conditions to Effectiveness                                                               36
                       ---------------------------
               SECTION 6.1.1  Credit Agreement and Loan Documents                                                36
                              -----------------------------------
               SECTION 6.1.2  Resolutions; Incumbency                                                            36
                              -----------------------
               SECTION 6.1.3  Organization Documents; Good Standing                                              36
                              -------------------------------------
               SECTION 6.1.4  Closing Certificate                                                                37
                              -------------------
               SECTION 6.1.5  Security Agreements; Prior Liens Removed; Prior Indebtedness Paid                  37
                              -----------------------------------------------------------------
               SECTION 6.1.6  Permits                                                                            38
                              -------
               SECTION 6.1.7  RESERVED                                                                           38
                              --------
               SECTION 6.1.8  Opinion of Counsel                                                                 38
                              ------------------
               SECTION 6.1.9  Closing Fees, Expenses, etc.                                                       38
                              ----------------------------
               SECTION 6.1.10 Insurance                                                                          39
                              ---------
               SECTION 6.1.11 Solvency Certificate                                                               39
                              --------------------
               SECTION 6.1.12 Borrowing Base Certificate                                                         39
                              --------------------------
               SECTION 6.1.13 RESERVED                                                                           39
                              --------
               SECTION 6.1.14 Material Contracts                                                                 39
                              ------------------
               SECTION 6.1.15 Consent of Petro Lenders                                                           39
                              ------------------------
               SECTION 6.1.16 Other Documents                                                                    39
                              ---------------
          SECTION 6.2  All Borrowings                                                                            39
                       --------------
               SECTION 6.2.1  Compliance with Warranties, No Default, etc.                                       39
                              --------------------------------------------
               SECTION 6.2.2  Borrowing Request                                                                  40
                              -----------------
               SECTION 6.2.3  Lien Searches                                                                      40
                              -------------
               SECTION 6.2.4  Satisfactory Legal Form                                                            40
                              -----------------------

ARTICLE VII                                                                                                      40
     REPRESENTATIONS AND WARRANTIES                                                                              40
          SECTION 7.1  Organization etc                                                                          40
                       ----------------
          SECTION 7.2  Material Subsidiaries                                                                     41
                       ---------------------
          SECTION 7.3  Qualification                                                                             41
                       -------------
          SECTION 7.4  Enforceability                                                                            41
                       --------------
          SECTION 7.5  Due Authorization; Non-contravention; etc                                                 42
                       -----------------------------------------
          SECTION 7.6  Government Approvals; Regulations, etc                                                    42
                       --------------------------------------
          SECTION 7.7  Business; Financial Statements                                                            42
                       ------------------------------

          SECTION 7.8  No Material Adverse Change                                                                43
                       --------------------------
          SECTION 7.9  Litigation; Labor Controversies, etc                                                      43
                       ------------------------------------
          SECTION 7.10 Ownership of Properties; Project Contracts; Liens                                         44
                       -------------------------------------------------
          SECTION 7.11 Taxes                                                                                     44
                       -----
          SECTION 7.12 ERISA Compliance                                                                          44
                       ----------------
          SECTION 7.13 Environmental Warranties                                                                  45
                       ------------------------
          SECTION 7.14 Regulations U and X and Use of Proceeds                                                   47
                       ---------------------------------------
          SECTION 7.15 Accuracy of Information                                                                   47
                       -----------------------
          SECTION 7.16 Solvency                                                                                  47
                       --------
          SECTION 7.17 Compliance with Agreements and Laws                                                       48
                       -----------------------------------

ARTICLE VIII                                                                                                     48
     COVENANTS                                                                                                   48
          SECTION 8.1  Affirmative Covenants                                                                     48
                       ---------------------
               SECTION 8.1.1  Financial Information, Reports, Notices, etc                                       48
                              --------------------------------------------
               SECTION 8.1.2  Maintenance of Properties                                                          52
                              -------------------------
               SECTION 8.1.3  Insurance                                                                          52
                              ---------
               SECTION 8.1.4  Payment of Obligations                                                             53
                              ----------------------
               SECTION 8.1.5  Compliance with Laws                                                               53
                              --------------------
               SECTION 8.1.6  Books and Records                                                                  53
                              -----------------
               SECTION 8.1.7  Inspection                                                                         53
                              ----------
               SECTION 8.1.8  Environmental Covenant                                                             54
                              ----------------------
               SECTION 8.1.9  Compliance with ERISA                                                              54
                              ---------------------
               SECTION 8.1.10 Collateral                                                                         54
                              ----------
               SECTION 8.1.11 Update of Project Contracts                                                        55
                              ---------------------------
               SECTION 8.1.12 Agreements Regarding Receipts Account                                              55
                              -------------------------------------
               SECTION 8.1.13 Preservation of Corporate Existence                                                55
                              -----------------------------------
               SECTION 8.1.14 Use of Proceeds                                                                    56
                              ---------------
               SECTION 8.1.15 Update of Customer Lists                                                           56
                              ------------------------
               SECTION 8.1.16 Further Assurances                                                                 56
                              ------------------
          SECTION 8.2  Negative Covenants                                                                        57
                       ------------------
               SECTION 8.2.1  Business Activities                                                                57
                              -------------------
               SECTION 8.2.2  Indebtedness                                                                       57
                              ------------
               SECTION 8.2.3  Liens                                                                              57
                              -----
               SECTION 8.2.4  Financial Covenants                                                                58
                              -------------------
               SECTION 8.2.5  Investments                                                                        59
                              -----------
               SECTION 8.2.6  Restricted Payments, etc                                                           59
                              ------------------------
               SECTION 8.2.7  Consolidation, Merger, etc                                                         60
                              --------------------------
               SECTION 8.2.8  Asset Dispositions, etc                                                            60
                              -----------------------
               SECTION 8.2.9  RESERVED                                                                           61
                              --------
               SECTION 8.2.10 Transactions with Affiliates                                                       61
                              ----------------------------
               SECTION 8.2.11 Negative Pledges, Restrictive Agreements, etc                                      61
                              ---------------------------------------------
               SECTION 8.2.12 RESERVED                                                                           61
                              --------
               SECTION 8.2.13 Operating Leases                                                                   61
                              ----------------
               SECTION 8.2.14 Prepayments                                                                        62
                              -----------
               SECTION 8.2.15 Organization  Documents                                                            62
                              -----------------------

               SECTION 8.2.16 Capital Expenditures                                                               62
                              --------------------
               SECTION 8.2.17 Contingent Liabilities                                                             62
                              ----------------------
               SECTION 8.2.18 ERISA                                                                              62
                              -----
               SECTION 8.2.19 Accounting Changes                                                                 62
                              ------------------
               SECTION 8.2.20 Bank Accounts                                                                      62
                              -------------

ARTICLE IX                                                                                                       63
     EVENTS OF DEFAULT                                                                                           63
          SECTION 9.1   Listing of Events of Default                                                             63
                        ----------------------------
               SECTION 9.1.1  Non-Payment of Obligations                                                         63
                              --------------------------
               SECTION 9.1.2  Breach of Warranty                                                                 63
                              ------------------
               SECTION 9.1.3  Non-Performance of Other Covenants and Obligations                                 63
                              --------------------------------------------------
               SECTION 9.1.4  Default on Other Indebtedness                                                      63
                              -----------------------------
               SECTION 9.1.5  Judgments                                                                          64
                              ---------
               SECTION 9.1.6  ERISA                                                                              64
                              -----
               SECTION 9.1.7  Change in Control                                                                  64
                              -----------------
               SECTION 9.1.8  Bankruptcy, Insolvency, etc                                                        64
                              ---------------------------
               SECTION 9.1.9  Impairment of Security, etc                                                        65
                              ---------------------------
               SECTION 9.1.10 Split-Up                                                                           65
                              --------
               SECTION 9.1.11 Guarantor Defaults                                                                 66
                              ------------------
          SECTION 9.2   Action if Bankruptcy                                                                     66
                        --------------------
          SECTION 9.3   Action if Other Event of Default                                                         66
                        --------------------------------

ARTICLE X                                                                                                        67
     THE AGENT                                                                                                   67
          SECTION 10.1  Appointment and Authorization                                                            67
                        -----------------------------
          SECTION 10.2  Delegation of Duties                                                                     67
                        --------------------
          SECTION 10.3  Liability of Agent                                                                       67
                        ------------------
          SECTION 10.4  Reliance by Agent                                                                        67
                        -----------------
          SECTION 10.5  Notice of Default                                                                        68
                        -----------------
          SECTION 10.6  Credit Decision                                                                          68
                        ---------------
          SECTION 10.7  Indemnification of Agent                                                                 69
                        ------------------------
          SECTION 10.8  Agent in Individual Capacity                                                             69
                        ----------------------------
          SECTION 10.9  Successor Agent                                                                          70
                        ---------------
          SECTION 10.10 Withholding Tax                                                                          70
                        ---------------
          SECTION 10.11 Collateral Matters                                                                       71
                        ------------------

ARTICLE XI                                                                                                       72
     MISCELLANEOUS PROVISIONS                                                                                    72
          SECTION 11.1  Waivers, Amendments, etc                                                                 72
                        ------------------------
          SECTION 11.2  Notices                                                                                  73
                        -------
          SECTION 11.3  Payment of Costs and Expenses                                                            73
                        -----------------------------
          SECTION 11.4  Indemnification                                                                          74
                        ---------------
          SECTION 11.5  Survival                                                                                 75
                        --------
          SECTION 11.6  Severability                                                                             75
                        ------------

          SECTION 11.7  Headings                                                                                 75
                        --------
          SECTION 11.8  Execution in Counterparts, Effectiveness, etc                                            75
                        ---------------------------------------------
          SECTION 11.9  Governing Law; Entire Agreement                                                          75
                        -------------------------------
          SECTION 11.10 Successors and Assigns                                                                   76
                        ----------------------
          SECTION 11.11 Sale and Transfer of Loans and Notes; Participations in its Loans and Notes              76
                        ---------------------------------------------------------------------------
               SECTION 11.11.1 Assignments                                                                       76
                               -----------
               SECTION 11.11.2 Participations                                                                    77
                               --------------
          SECTION 11.12 Other Transactions                                                                       78
                        ------------------
          SECTION 11.13 Forum Selection and Consent to Jurisdiction                                              78
                        -------------------------------------------
          SECTION 11.14 Waiver of Jury Trial                                                                     79
                        --------------------


SCHEDULE 1.1        - Disclosure Schedule
SCHEDULE 2.1.1      - Facility Percentages and Commitments
SCHEDULE 6.2.3      - Lien Search Locations
SCHEDULE 7.2        - Subsidiaries of the Borrower
SCHEDULE 8.2.20     - Bank Accounts

EXHIBIT A-1         - Form of Facility A Note
EXHIBIT A-2         - Form of Facility B Note
EXHIBIT B           - Form of Borrowing Base Certificate
EXHIBIT C           - Form of Borrowing Request
EXHIBIT D           - Form of Continuation/Conversion Notice
EXHIBIT E           - Form of Assignment & Acceptance Agreement
EXHIBIT F           - Form of Compliance Certificate
EXHIBIT G           - Form of Opinion of Counsel
EXHIBIT H-1         - Form of Guarantee Agreement of Star Gas Partners
EXHIBIT H-2         - Form of Guarantee Agreement of the Material Subsidiaries
EXHIBIT I           - Form of Solvency Certificate
EXHIBIT J-1         - Form of Company Security Agreement
EXHIBIT J-2         - Form of Material Subsidiaries Security Agreement
EXHIBIT K           - Form of Accounts Security Deposit Agreement
EXHIBIT L           - Form of Securities Account Control Agreement
EXHIBIT M           - Form of Company Share Pledge Agreement
EXHIBIT N           - Form of Irrevocable Letter of Instruction
EXHIBIT O           - List of Project Contracts and Related Project Parties
EXHIBIT P           - Form of Subordination Agreement

     CREDIT AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of March 30, 2001,
                                  ---------
between TOTAL GAS & ELECTRIC, INC., a Florida corporation (the "Borrower"), the
                                                                --------
LENDERS which from time to time are parties to this Agreement (individually, a "Lender" and collectively, the "Lenders") and THE CHASE MANHATTAN BANK
 ------                         -------
("Chase") as agent for the Lenders (the "Agent").
  -----                                  -----

                                   RECITALS
                                   --------

     A. The Borrower is a provider of certain energy and energy related products and services for customers related to the deregulated natural gas and electric industry (the "Business").
                        --------

     B.   The Borrower has requested the following credit facilities from the
Lenders: (i) a $15,350,000 revolving credit facility for working capital purposes and (ii) a $3,000,000 revolving credit facility which converts to a term loan facility for financing acquisitions for customer accounts and Capital Expenditures (as defined herein).

     C. The Lenders are willing, on the terms and subject to the conditions set forth in this Agreement, to agree to the Borrower's requests.

     Accordingly, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


     ARTICLE I
                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1  Defined Terms.  The following terms (whether or not
                  -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings:

     "Affiliate" of any Person means as applied to any Person, any other Person
      ---------
directly or indirectly controlling or controlled by or under common control with such Person, provided that, for purposes, of this definition, "control" as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether as a general partner or through the ownership of voting securities or by contract or otherwise; and provided further that no member of
                                            -------- -------
the Sevin Group shall be an Affiliate for purposes of this Agreement.

     "Agent" is defined in the preamble and includes each other Person as shall
      -----                    --------
have subsequently been appointed as a successor agent pursuant to Section 10.9.
                                                                  ------------

     "Agent-Related Person" means Chase in its capacity as agent and any
      --------------------
successor agent arising under Section 10.9, and their respective Affiliates, and
                              ------------
the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Agreement" is defined in the preamble.
      ---------                    --------

     "Applicable Prime Rate Margin" means, with respect to any Prime Rate Loan,
      ----------------------------
1.00 percent per annum.

     "Applicable Lending Office" means, with respect to each Lender, with
      -------------------------
respect to each type of Loan, the lending office as designated for such type of Loan below its name on the signature pages hereof or such other office of such Lender or of an affiliate of such Lender as such Lender may from time to time specify to the Agent and the Borrower as the office at which its Loans of such type are to be made and maintained.

     "Applicable LIBOR Margin" means, with respect any LIBOR Loan, 3.00 percent
      -----------------------
per annum.

     "Asset Disposition" is defined in Section 8.2.8.
      -----------------                -------------

     "Assignee Lender" is defined in Section 11.11.1.
      ---------------                ---------------

     "Assignment and Acceptance Agreement" means an Assignment and Acceptance
      -----------------------------------
Agreement substantially in the form of Exhibit E hereto.
                                       ---------

     "Bankruptcy Code" means Title 11 of the United States Code, as amended from
      ---------------
time to time, or any successor statute.

     "Bankruptcy Law" is defined in Section 9.1.8.
      --------------                -------------

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrowing" means the Loans of the same type and, in the case of LIBOR
      ---------
Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3.
                                                                  -----------

     "Borrowing Base Certificate" means a certificate executed by a Responsible
      --------------------------
Officer of the Borrower substantially in the form of Exhibit B hereto.
                                                     ---------

     "Borrowing Request" means a Loan request and certificate duly executed by a
     ------------------
Responsible Officer of the Borrower, substantially in the form of Exhibit C
                                                                  ---------
hereto.

     "Business" is defined in the preamble.
      --------                    --------

     "Business Day" means:
      ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBOR Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     "Capital Expenditures" means, for any period, the aggregate amount of all
      --------------------
payments made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Liabilities and interest that are required to be capitalized in accordance with GAAP.

     "Capital Stock" means, with respect to any Person, any capital stock
      -------------
(including preferred stock), shares, units, interests, participations or other ownership interests (however designated, including without limitation such items as they may apply to a partnership, limited liability company or similar Person) of such Person and any rights, warrants or options to purchase any thereof.

     "Capitalized Lease Liabilities" means all monetary obligations of the
      -----------------------------
Borrower or any Material Subsidiary under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Casualty Event" means, with respect to any Property of the Borrower or any
      --------------
of the Material Subsidiaries, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person receives insurance proceeds, or proceeds of a condemnation award or other compensation.

     "Casualty Proceeds" is defined in Section 3.1.3(g).
      -----------------                ----------------

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Change in Control" means:
      -----------------

          (a) the Sevin Group shall fail to own directly at least a 51% ownership interest in the Managing General Partner with voting power to elect the board of directors or other governing body; or

          (b) the Managing General Partner shall fail to own directly 100% of the general partnership interests in Star Propane, or if Star Propane shall have been converted to corporate form, at least 51 % of the voting shares of Star Propane; or

          (c) the Managing General Partner shall fail to own directly 100% of the general partnership interests in Star Gas Partners, or if Star Gas Partners shall have been converted to corporate form, at least 51 % of the voting shares of Star Gas Partners; or

          (d) (i) Star Gas Partners shall fail to own directly or indirectly at least 72.7% of the voting shares of the Borrower, or (ii) Star Gas Partners shall fail to own directly or indirectly at least an 72.7% ownership interest in the Borrower provided that the 72.7% may be reduced
                                        --------
     by 11 % due to the exercise of certain stock options outstanding as of the Effective Date; or

          (e) Star Gas Partners shall fail to own directly at least 99% in Star Propane; or

          (f) Star Gas Partners shall fail to own, directly or indirectly, 51 % of each of Petro Holdings Inc. and its Subsidiaries existing as of the Effective Date; or

          (g) (i) the Borrower shall fail to own directly 100% of the voting shares of each Material Subsidiary, or (ii) the Borrower shall fail to own directly at least a 100% ownership interest in each Material Subsidiary.

     "Chase" means The Chase Manhattan Bank.
      -----

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time.

     "Collateral" is defined in the respective Security Documents.
      ----------

     "Commitment" means, as the context may require, a Lender's Facility A
      ----------
Commitment, Facility B Commitment, or both thereof.

     "Commitment Termination Date" means, as the context may require, the
      ---------------------------
Facility A Commitment Termination Date or the Facility B Commitment Termination Date.

     "Commitment Termination Event" means:
      ----------------------------

          (a)  the occurrence of any Default described in Section 9.1.8; or
                                                          -------------

          (b) the occurrence and continuance of any other Event of Default and either:

               (i) the declaration of the Loans to be due and payable pursuant to Section 9.3; or
             -----------

               (ii)  in the absence of such declaration in clause (i) above, the
                                                           ----------
          giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Compliance Certificate" means a certificate signed by a Responsible
      ----------------------
Officer of the Borrower substantially in the form of Exhibit F, demonstrating
                                                     ---------
compliance with the covenants contained in Sections 8.2.2(a), 8.2.4, 8.2.5,
                                           -----------------  -----  -----
8.2.6, 8.2.8, 8.2.13 and 8.2.16 and certifying that no Default or Event of
-----  -----  -------    ------
Default exists, or, if any Default or Event of Default exists, stating the nature and status thereof.

     "Consolidated" or "consolidated" means, when used with reference to any
      ------------      ------------
accounting term, the amount described by such accounting term, determined on a consolidated basis in accordance with GAAP, after elimination of intercompany items.

     "Consolidated EBITDA" shall mean for any period of four consecutive
      -------------------
quarters, Consolidated Net Income (or consolidated net loss) of the Borrower and the Material Subsidiaries for such period, plus the sum, without duplication, of
(a) gross interest expense, (b) depreciation and amortization expenses and charges, (c) all income taxes to any government or governmental instrumentality expensed on the Borrower and Material Subsidiaries' books (whether paid or accrued), (d) the cost to acquire additional customers to the extent such costs were deducted in computing Consolidated Net Income, and (e) all other non-cash expenses to the extent deducted in computing Consolidated Net Income as indicated on the income and expense statements of the Borrower and the Material Subsidiaries, minus all extraordinary or unusual gains, in each case determined on a consolidated basis for the Borrower and the Material Subsidiaries in accordance with GAAP, applied on a consistent basis. All of the foregoing categories shall be calculated (without duplication) over the four fiscal quarters next preceding the date of calculation thereof.

     "Consolidated Net Income" means, for any period, the net income (or
      -----------------------
deficit) of the Borrower and the Material Subsidiaries for such period (taken as a cumulative whole) including, without limitation, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all intercompany transactions, provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Material Subsidiary or is merged into or consolidated with the Borrower or a Material Subsidiary, (b) the income (or deficit) of any Person (other than a Material Subsidiary) in which the Borrower or any Material Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Material Subsidiary in the form of dividends, or similar distributions, (c) the undistributed earnings of the Borrower and any Material Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Borrower and such Material Subsidiary is not at the time permitted by the terms of its charter of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower and such Material Subsidiary, (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,
(e) any aggregate net after tax gain or net after tax loss during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all Inventory sold in conjunction with the disposition of fixed assets, and all securities), (f) any write-up of any asset, (g) any net gain from the collection of the proceeds of life insurance polices, (h) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of the Borrower or any Material Subsidiary, (i) any after tax gain or loss during such period from any change in accounting, from any discontinued operations or the disposition thereof, from any extraordinary events or from any prior period adjustments, (j) any deferred credit representing the excess of equity in any Material Subsidiary at the date of acquisition over the cost of the investment in such Material Subsidiary, and (k) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

     "Consolidated Total Assets" means, as of any date of determination, the
      -------------------------
total assets of the Borrower and the Material Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

     "Contingent Liability" means any agreement, undertaking or arrangement by
      --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion of LIBOR Loans or Prime Rate Loans, as applicable, and certificate duly executed by an Responsible Officer of the Borrower, substantially in the form of Exhibit D hereto.
        ---------

     "Customer List" means, at any time, the names and addresses of all
      -------------
customers of the Borrower and the Material Subsidiaries at such time, together with all trade names and trademarks and all supporting documents, including but not limited to computer discs, programs, tapes, trial balances and carrying media.

     "Default" means any event or occurrence which, with the giving of notice or
      -------
the lapse of time or both, would constitute an Event of Default.

     "Depositary" means Bank of America N.A.
      ----------

     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
      -------------------
Schedule 1.1, as it may be amended, supplemented or otherwise modified from time
------------
to time by the Borrower with the written consent of the Agent and the Required Lenders.

     "Disqualified Stock" means, with respect to any Person, any Capital Stock
      ------------------
of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock, or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the stated maturity of such Capital Stock.

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------               ---

     "Effective Amount" means, with respect to any Loans on any date, the
      ----------------
aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date. For purposes of Section 3.1 the Effective Amount shall be determined without giving
            -----------
effect to any mandatory prepayments to be made under such Section 3.1.
                                                          -----------

     "Effective Date" means the date on which all conditions precedent set forth
      --------------
in Section 6.1, Section 6.2 and Section 11.8 are satisfied or waived by all
   -----------  -----------     ------------
Lenders, which date shall occur on or before March 30, 2001 or such later date upon which the Borrower and the Lenders shall mutually agree.

     "Eligible Accounts" means, as to any Person at a particular date, the total
      -----------------
outstanding balance of Accounts (as defined in the Uniform Commercial Code in effect in the State of New York) of such Person recorded on the books of such Person in accordance with GAAP after giving effect to all normal reserves (including, without limitation, bad debt reserves) in connection therewith (a) which are bona fide, valid and legally enforceable obligations of the account debtor in respect thereof and arise from the actual sale and delivery of goods or rendition and acceptance of services in the ordinary course of business to such account debtor (but, for clarification, do not include amounts in respect of which no invoice has been rendered to such account debtor), (b) which are not owed by an obligor which is an affiliate or Subsidiary of such Person, (c) which are not owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in Section 9.1.8, (d) which are owed solely by
                                    -------------
such Person free and clear of all liens or other rights or claims of any other Person (except in favor of the Agent for the ratable benefit of the Lenders),
(e) with respect to which no more than sixty (60) days have elapsed since the date payment is due, and (f) in which the Agent has a perfected, first priority security interest.

     "Eligible Inventory" means natural gas inventory of the Borrower or any
      ------------------
Material Subsidiary to the extent that such inventory:

     (a) is valued on any date of determination based on the then current midpoint market price set forth in the "Gas Daily - Daily Price Survey", for the closest delivery point of natural gas of similar physical and chemical characteristics: (i) which is owned by the Borrower and in storage pursuant to a gas storage contract and as to which there is a firm transportation contract giving the Borrower the irrevocable unconditional right to cause such natural gas to be transported to the Borrower's customers pursuant to utility nominations and delivery schedules set forth in such contracts or (ii) as to which irrevocable unconditional rights to receive natural gas have been prepaid in full by the Borrower to a Person which has unconditional rights and is unconditionally obligated to the Borrower, at any time the Borrower shall elect pursuant to utility nomination and delivery schedules (set forth in a contract approved by the Agent) to deliver such natural gas to customers of the Borrower;

     (b) is owned by the Borrower or such Material Subsidiary, is subject to the security interest in favor of the Agent for the benefit of the Lenders pursuant to the Security Agreements, which security interest is (to the extent required by the Agent) perfected as to such inventory, and is subject to no other than Lien whatsoever;

     (c) is of customary quality and meets all standards applicable to natural gas, its use or sale imposed by any Governmental Authority having regulatory authority over such matters;

     (d) is of a quality and type sold in the ordinary course of the business of the Borrower or such Material Subsidiary;

     (e) is located within the United States (i) in a Federal Energy Regulatory Commission ("FERC") regulated pipeline system in or (ii) in commercial storage facilities;

     (f) is stored in storage facilities of the Borrower or a Material Subsidiary, a utility controlled storage facility or in a pipeline system regulated by the FERC and if located in another facility leased by the Borrower or such Material Subsidiary, the lessor has delivered to the Agent a waiver, consent and agreement in form and substance satisfactory to the Agent;

     (g) has not been delivered to a customer of the Borrower or any Material Subsidiary (regardless of whether such delivery is on a consignment basis); and

     (h) is not determined by the Agent, on behalf of the Lenders, to be ineligible for any other reason, based upon credit, collateral or other considerations customarily taken into account by the Agent in making such determinations.

     "Environmental Claim" means any written or oral notice, claim demand or
      -------------------
other communication (collectively, a "claim") for investigatory costs, cleanup costs, Government Authority response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or release into the environment, of any Hazardous Material at any location, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Government Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, public safety or the environment.

     "Environmental Law" means any law, regulation, statute, ordinance, code,
      -----------------
rule, regulation, order or guideline (including consent decrees or administrative orders) relating to human health, public safety or the environment or to emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the presence, existence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended and regulations promulgated thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
      ---------------
under common control with the Borrower within the meaning of Section 414(b) or
(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

     "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan;
      -----------
(b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which could constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

     "Event of Default" is defined in Section 9.1.
      ----------------                -----------

     "Excess Sale Proceeds" is defined in Section 8.2.8(b).
      --------------------                ----------------

     "Facility A Borrowing Base" means, on any date of determination thereof, an
      -------------------------
amount equal to the sum of (a) 85% of the aggregate amount of Eligible Accounts of the Borrower and its Material Subsidiaries, plus (b) the lesser of (x) seven
                                               ----
million dollars and (y) 85% of Eligible Inventory. The Facility A Borrowing Base (including, without limitation, the aforesaid amounts) on any date shall be determined by the Agent in accordance with the provisions of Section 2.1.1(c).
                                                             ----------------

     "Facility A Commitment" is defined in Section 2.1.1.
      ---------------------                -------------

     "Facility A Commitment Termination Date" means the earliest of:
      --------------------------------------

          (a)  the date 364 days after, but including, the Effective Date;

          (b) the date on which the Facility A Commitments are terminated in full or reduced to zero pursuant to Section 2.2; and
                                         -----------

          (c)  the date on which any Commitment Termination Event occurs.

     "Facility A Loan" is defined in Section 2.1.1(a).
      ---------------                ----------------

     "Facility A Note" is defined in Section 2.6(b).
      ---------------                --------------

     "Facility A Percentage" means, relative to any Lender, the Facility A
      ---------------------
Percentage set forth on Schedule 2.1.1, as such percentage may be adjusted from
                        --------------
time to time pursuant to Assignment and Acceptance Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.1.
                                                            ---------------

     "Facility B Commitment" means, as to any Lender, the Facility B Commitment
      ---------------------
set forth opposite such Lender's name on Schedule 2.1.1 under the caption
                                         --------------
"Facility B Commitment" as such amount must be reduced from time to time as provided herein.

     "Facility B Commitment Termination Date" means the earliest of
      --------------------------------------

          (a)  the date 364 days after, but including, the Effective Date;

          (b) the date on which the Facility B Commitment is terminated in full or reduced to zero pursuant to Section 2.2; and
                                    -----------

          (c)  the date on which any Commitment Termination Event occurs.

     "Facility B Loan" is defined in Section 2.1.2.
      ---------------                -------------

     "Facility B Note" is defined in Section 2.6(c).
      ---------------                --------------

     "Facility B Percentage" means, relative to any Lender, the Facility B
      ---------------------
Percentage set forth on Schedule 2.1.1, as such percentage may be adjusted from
                        --------------
time to time pursuant to Assignment and Acceptance Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.1.
                                                            ---------------
The Facility B Percentage of each Lender shall equal the Facility A Percentage of such Lender if any Facility A Loan shall be outstanding at the time of determination.

     "Facility B Loan Conversion Date" means the earliest of
      -------------------------------

          (a)  the date 364 days after, but including, the Effective Date ;

          (b) the date on which the Facility B Commitments are terminated in full or reduced to zero pursuant to Section 2.2; and
                                         -----------

          (c)  the date on which any Commitment Termination Event occurs.

     "Fiscal Quarter" means, with respect to any Person, the three (3) month
      --------------
period ending on March 31, June 30, September 30 and December 31.

     "Fiscal Year" means with respect to Star Gas Partners, the Borrower and the
      -----------
Material Subsidiaries, any period of twelve consecutive calendar months ending on September 30 occurring during the referred to calendar year (e.g., the "2001 Fiscal Year" refers to a Fiscal Year ending on the September 30, 2001); provided, however, that for years ended on or prior to December 31, 1999, Fiscal
--------  -------
Year for the Borrower and the Material Subsidiaries means calendar year."

     "F.R.S.  Board" means the Board of Governors of the Federal Reserve System
      -------------
or any successor thereto.

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Government Authority" means any agency, authority, board, bureau,
      --------------------
commission, department, office or instrumentality of any nature whatsoever of any governmental or quasigovernmental unit, whether federal, state, county, district, city or other political subdivision, foreign or otherwise and whether now or hereafter in existence, or any officer or official of any thereof.

     "Guarantee Agreements" means (i) the Guarantee Agreement, dated as of the
      --------------------
date hereof among Star Gas Partners and the Agent substantially in the form of Exhibit H-1 hereto, and (ii) the Guarantee Agreement, dated as of the date
-----------
hereof, among the Material Subsidiaries and the Agent substantially in the form of Exhibit H-2 hereto.
   -----------

     "Hazardous Material" means:
      ------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c)  any "pollutant" pursuant to the Clean Water Act, as amended;

          (d)  any petroleum product or related compound;

          (e)  any polychlorinated biphenyls or friable asbestos;

          (f)  any radioactive material or substance; or

          (g) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, substance or waste within the meaning of any other Environmental Law, all as amended or hereafter amended.

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) any indebtedness for borrowed money which such Person has directly or indirectly created, incurred or assumed;

          (b) any indebtedness, whether or not for borrowed money, with respect to which such Person has become directly or indirectly liable and which represents the deferred purchase price (or a portion thereof) or has been incurred to finance the purchase price (or a portion thereof) of any property or service or business acquired by such Person, whether, by purchase, consolidation, merger or otherwise;

          (c) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

          (d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

          (e)  all Capitalized Lease Liabilities;

          (f) any indebtedness, whether or not for borrowed money, secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, provided that the amount of such Indebtedness if not so assumed shall in no event be deemed to be greater than the fair market value from time to time (as determined in good faith, by such Person) of the property subject to such Lien;

          (g) all liabilities of such Person in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (h)  any indebtedness of the character referred to in clauses (a)
                                                                -----------
     through (g) of this definition deemed to be extinguished under GAAP but for
             ---
     which such Person remains legally liable but only to the extent of such legal liability; and

          (i) any indebtedness of any other Person of the character referred to in clauses (a) through (h) of this definition with respect to which the
        ------------        ---
     Person whose Indebtedness is being determined has become liable by way of a Contingent Liability.

     "Indemnified Liabilities" is defined in Section 11.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 11.4.
      -------------------                ------------

     "Interest Period" means, relative to any LIBOR Loan, the period beginning
      ---------------
on (and including) the date on which such LIBOR Loan is made or continued as, or converted into, a LIBOR Loan pursuant to Section 2.3 or 2.4 and ending on (but
                                         -----------    ---
excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) or any shorter period if acceptable to all the Lenders, in each case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that:
            ------------   ---

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than two (2) different dates;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applied to LIBOR Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d)  no Interest Period may end later than the date set forth in clause (a) of the definition "Facility A Commitment Termination Date", in
     ----------
     the case of Interest Periods for Facility A Loans, or in the case of Interest Periods for Facility B Loans any date on which a principal payment is due if it would be necessary to repay Facility B Loans before the end of the Interest Period applicable thereto.

     "Investment" means, relative to any Person, any direct or indirect purchase
      ----------
or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item, which in any such case; would be classified as an "investment" on a balance sheet of such Person prepared in accordance with GAAP, including, without limitation, any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest, but excluding any Permitted Hedging Agreement investments in any company by which such company becomes a Material Subsidiary. For the purposes of Section
                                                                       -------
8.2.5, the amount involved in Investments made during any period shall be the
-----
aggregate cost during such period to the Borrower and the Material Subsidiaries of all such Investments, determined in accordance with GAAP, but without regard to unrealized increases or decreases in value, or write-ups, write-downs or write-offs, of such investments and without regard to the existence of any undistributed earnings or accrued interest with respect thereto accrued after the respective dates on which such Investments were made, less any net return of capital realized during such period upon the sale, repayment or other liquidation of such Investment (determined in accordance with GAAP, but without regard to any amounts received as earnings (in the form of dividends not constituting a return of capital, interest or otherwise) on such Investment or as loans from any Person in whom such Investment has been made).

     "Lender" has the meaning set forth in the preamble hereto.
      ------

     "LIBOR" means, for each Interest Period for each LIBOR Loan, the interest
      -----
per annum obtained by the Agent as offered quotations (rounded upwards, if necessary, to the nearest 1/100 of 1%) that appear on the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate (such page number 3740 or 3750, as applicable) for deposits (on the date two (2) Business Days prior to the first day of such Interest Period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m., London time; provided that if such rate does not appear on such page or service or such service shall cease to be available, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) which the Agent has determined to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits on the date two (2) Business Days prior to the first day of such Interest Period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m., London time.

     "LIBOR Loan" means any Loan bearing interest, at all times during an
      ----------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBOR (Reserve Adjusted).

     "LIBOR (Reserve Adjusted)" means, relative to any Loan to be made,
      ------------------------
continued or maintained as, or converted into, a LIBOR Loan for any Interest Period, a rate per annum (rounded upward, if necessary, to the nearest 1 / 100 of 1 %) determined pursuant to the following formula:

          LIBOR                    LIBOR
                                   -----
                           =
     (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

The LIBOR (Reserve Adjusted) for any Interest Period for LIBOR Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from the Reference Lender, two (2) Business Days before the first day of such Interest Period.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBOR
      ------------------------
Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "Lien" means, as to any Person, any mortgage, lien (statutory or
      ----
otherwise), pledge, reservation, right of entry, encroachment, easement, right of way, restrictive covenant, license, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement with respect to any of the foregoing which names such Person as debtor, the signing of any security agreement with respect to any of the foregoing authorizing any other party as the secured party thereunder to file any financing statement or any other agreement to give or grant any of the foregoing. For the purposes of this Agreement, a Person shall be deemed to be the owner of any asset which it has placed in trust for the benefit of the holders of Indebtedness of such Person and such trust shall be deemed to be a Lien if such Person remains legally liable therefor, notwithstanding that such Indebtedness is or may be deemed to be extinguished under GAAP.

     "Loan" means, as the context may require, a Facility A Loan or a Facility B
      ----
Loan.

     "Loan Documents" means this Agreement, the Notes, the Guarantee Agreements,
      --------------
the Security Documents, any pledge agreement, security agreement, guaranty, or mortgage or subordination agreement delivered to the Agent pursuant to this Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Managing General Partner" means Star Gas LLC, a Delaware limited liability
      ------------------------
company.

     "Material Adverse Effect" means, without limitation, a material adverse
      -----------------------
effect on (i) the condition (financial or otherwise), business, prospects, operations, assets or properties of Star Gas Partners and its Subsidiaries taken as a whole, (ii) the condition (financial or otherwise), business, prospects, operations, assets or properties of the Borrower and the Material Subsidiaries (taken as a whole), (iii) any Obligor's ability to perform its obligations under any Loan Document to which it is a party, (iv) the security interests (or the value or priority thereof) granted under the Security Documents, or (v) the validity of the Loan Documents.

     "Material Subsidiary" means unless waived by the Agent all existing,
      -------------------
future, direct or indirect Subsidiaries of the Borrower.

     "Multiemployer Plan" means a "multiemployer plan", within the meaning of
      ------------------
Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three
(3) calendar years, has made, or been obligated to make, contributions.

     "Note" means, as the context may require, either a Facility A Note or a
      ----
Facility B Note, or both.

     "Obligations" means the obligations of the Borrower to the Agent and the
      -----------
Lenders under this Agreement, the Notes and each other Loan Document.

     "Obligor" means Star Gas Partners, the Borrower, the Material Subsidiaries
      -------
and any other Person (other than the Agent or any Lender) obligated under any Loan Document.

     "Other Facilities" is defined in Section 11.12.
      ----------------                -------------

     "Organization Document" means, relative to any Obligor, its partnership
      ---------------------
agreement, certificate of incorporation, certificate of formation, its by-laws or operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock or other equity interests.

     "Participant" is defined in Section 11.11.2.
      -----------                ---------------

     "PBGC" means the Pension Benefit Guaranty Corporation or any Government
      ----
Authority succeeding to any of its principal functions under ERISA.

     "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA)
      ------------
subject to Title IV of ERISA (other than a Multiemployer Plan) which the Borrower and/or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

     "Percentage" means the Facility A Percentage or the Facility B Percentage,
      ----------
or both, as applicable.

     "Permitted Hedging Agreement" means natural gas or electricity hedging
      ---------------------------
agreements for the purpose of hedging (i) price fluctuations of inventory of the Borrower and its Material Subsidiaries, and (ii) the Borrower's obligation to deliver natural gas or electricity at capped or fixed prices (and not for investment or speculative purposes).

     "Person" means any natural person, corporation, partnership, firm,
      ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Petro Credit Facility" means that certain Amended and Restated Credit
      ---------------------
Agreement, dated as of December 8, 2000, by and among Petroleum Heat and Power Co., Inc., Bank of America N.A. and certain other financial institutions, as amended, modified or restated from time to time.

     "Plan" means an employee benefit plan (as defined in Section 3(3) of
      ----
ERISA), subject to Part 4 of Title I (B) of ERISA which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

     "Post-Default Rate" means (a) in respect of any Loans a rate per annum
      -----------------
equal to: (i) if such Loans are Prime Rate Loans, 2% above the Alternate Prime Rate as in effect from time to time plus the Applicable Prime Rate Margin (but in no event less than the interest rate in effect on the due date), or (ii) if such Loans are LIBOR Loans, 2% above the rate of interest in effect thereon at the time of the Event of Default that resulted in the Post-Default Rate being instituted until the end of the then current Interest Period therefor and, thereafter, 2% above the Alternate Prime Rate as in effect from time to time plus the Applicable Prime Rate Margin (but in no event less than the interest rate in effect on the due date); and (b) in respect of other amounts payable by the Borrower hereunder (other than interest) not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such other amounts are paid in full equal to 2% above the Prime Rate as in effect from time to time plus the Applicable Prime Rate Margin (but in no event less than the interest rate in effect on the due date).

     "Prior Lien" means all Liens of whatever nature against the Borrower or any
      ----------
of its Material Subsidiaries or any of their respective assets or properties existing on the date hereof before giving effect to the transactions contemplated by this Agreement.

     "Prime Rate" means the rate per annum announced by the Reference Lender
      ----------
from time to time as its Prime Rate in effect at its principal office. The Prime Rate is not necessarily intended to be the lowest rate of interest determined by the Reference Lender in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Prime Rate Loans will take effect simultaneously with each change in the Prime Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Prime Rate.

     "Prime Rate Loans" means loans at such times as they are being made and/or
      ----------------
maintained at a rate of interest based on the Prime Rate.

     "Project Contract" means each agreement of the Borrower and the Material
      ----------------
Subsidiaries listed on Exhibit O (as the same may be amended or supplemented
                       ---------
from time to time) hereto, together with each other agreement entered into by the Borrower or the Material Subsidiaries pursuant to which the Borrower or the Material Subsidiaries agrees to provide services and products anticipated by the Borrower in its reasonable judgement to provide revenues to the Borrower or the Material Subsidiaries in excess of $200,000 over any 12-month period.

     "Project Party" means each Person listed on Exhibit O hereto, who is a
      -------------                              ---------
party to the Project Contract listed thereon, and each other Person who is, in the future, party to a Project Contract.

     "Property" means any right or interest in or to property whatsoever,
      --------
whether real, personal or mixed and whether tangible or intangible.

     "Qualified Capital Stock" means Capital Stock not constituting Disqualified
      -----------------------
Stock.

     "Quarterly Payment Date" means the last day of each March, June, September,
      ----------------------
and December or, if any such day is not a Business Day, the next succeeding Business Day.

     "Receipts Account" shall mean account no. 375-1508531of the Borrower
      ----------------
maintained with the Depositary.

     "Reference Lender" means, so long as Chase is the Agent, Chase, and
      ----------------
otherwise "Reference Lender" means the Lender serving for the time being as a successor Agent to Chase pursuant to Section 10.9.
                                     ------------

     "Regulatory Change" means, relative to the Agent or any Lender, any change
      -----------------
after the date hereof in any (or the adoption after the date hereof of any new):

          (a) United States Federal or state law or foreign law applicable to the Agent or such Lender; or

          (b) regulation, interpretation, directive, or request (whether or not having the force of law) applicable to such Agent or such Lender or any court or government authority charged with the interpretation or administration of any law referred to in the immediately preceding clause
                                                                        ------
     (a) or of any fiscal, monetary, or other authority having jurisdiction over
     ---
     the Agent or such Lender.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Reportable Event" means, any of the events set forth in Section 4043(c) of
      ----------------
ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

     "Required Lenders" means, Lenders holding 100 % of the Commitments (or, if
      ----------------
the Commitments have been terminated, Lenders holding 100% of the outstanding Obligations).

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C.  Section 6901, et seq., as amended.

     "Responsible Officer" means with respect to any Person, the President, any
      -------------------
Vice President, the Chief Financial Officer, the Treasurer and the Secretary of such Person and any other officer of such Person who is responsible for compliance with or performance of any obligation under or matter referred to in this Agreement with respect to the Borrower, and, in any case, any employee of the Borrower performing any of the above functions.

     "Restricted Payment" means any payment or other distribution made after the
      ------------------
Effective Date in respect of stock in the Borrower, and the Material Subsidiaries, except a distribution payable solely in additional stock of such Person, and any payment, by the Borrower or a Material Subsidiary on account of the redemption, retirement, purchase or other acquisition of stock or a distribution by a Material Subsidiary to the Borrower.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time.

     "Security" is defined in Section 2(1) of the Securities Act.
      --------

     "Security Agreement" means (i) the Company Security Agreement dated as of
      ------------------
the date hereof, between the Borrower and the Agent, substantially in the form of Exhibit J-1 hereto; and (ii) the Material Subsidiary Guarantor Security
   -----------
Agreement dated as of the date hereof, among the Material Subsidiaries and the Agent, substantially in the form of Exhibit J-2 hereto.
                                    -----------

     "Security Agreements" means (i) the Security Agreement, and (ii) the
      -------------------
Accounts Security Deposit Agreement, dated as of the date hereof, between the Borrower and the Agent, substantially in the form of Exhibit K hereto, and (iii)
                                                     ---------
the Securities Account Control Agreement, dated the date hereof, between the Borrower, as securities intermediary and the Agent, substantially in the form of Exhibit L hereto, and (iv) the Company Share Pledge Agreement, dated the date
---------
hereof, among all of the shareholders of the Borrower and the Agent, substantially in the form of Exhibit M hereto.
                             ---------

     "Security Documents" means any of the documents securing the Notes,
      ------------------
including without limitation, the Security Agreements.

     "Senior Debt" means the Obligations.
      -----------

     "Senior Interest Expense" shall mean the gross interest expense incurred by
      -----------------------
the Borrower in connection with the Obligations, calculated in accordance with GAAP applied on a consistent basis and calculated over the four fiscal quarters next preceding the date of calculation thereof.

     "Sevin Group" means Irik P.  Sevin, Audrey L.  Sevin and the estate of Irik
      -----------
P. Sevin and Audrey L. Sevin, so long as the survivor has the power to vote membership interest in the Managing General Partner, and any testamentary trust, all beneficiaries of which are members of the immediate family of Irik P. Sevin or Audrey L. Sevin, and all trustees which are members of the immediate family of Irik P. Sevin or Audrey L. Sevin and, under the terms of the trust, have the power to vote membership interests in the Managing General Partner.

     "Star Gas Partners" means Star Gas Partners, L.P., a Delaware limited
      -----------------
partnership.

     "Star Propane" means Star Gas Propane, L.P., a Delaware limited
      ------------
partnership.

     "Stated Maturity Date" means, with respect to the Facility A Loans the date
      --------------------
that is 364 days after, but including, the Effective Date, and, with respect to the Facility B Loans the date that is eighteen (18) months after, but including, the Effective Date.

     "Subordinated Indebtedness" shall mean Indebtedness of the Borrower to an
      -------------------------
Affiliate of the Borrower subordinated to the Senior Debt upon terms and conditions substantially as are set forth in the Subordination Agreement.

     "Subordination Agreement" shall mean a Subordination Agreement in the form
      -----------------------
of Exhibit P hereto.

     "Subsidiary" means, with respect to any Person, any corporation, limited
      ----------
liability company, business trust, association, partnership, joint venture or other business entity at least a majority (by number of votes) of the stock of any class or classes (or equivalent interest) of which is at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, if the holders of the stock of such class or classes (or equivalent interests) (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or Persons performing similar functions) of such business entity, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of the majority of the directors (or Persons performing similar functions) of such business entity, whether or not the right so to vote exists by reason of the happening of a contingency. Unless the context otherwise requires, any reference to a Subsidiary shall mean a Subsidiary of the Borrower. Star Propane shall be deemed to be a Subsidiary of Star Gas Partners so long as Star Gas Partners owns a majority of the limited partnership interests in Star Propane and the Managing General Partner is the sole general partner of Star Propane.

     "Synthetic Lease" means each arrangement, however described, under which
      ---------------
the obligor: (a) accounts for its interest in the property covered thereby under GAAP as if the obligor were the lessee of a lease which is not a capital lease; and (b) accounts for its interest in the property covered thereby for Federal income tax purposes as if the obligor were the owner.

     "Synthetic Lease Interest Component" means, with respect to any Person for
      ------------------------------------
any period, the portion of rent paid or payable (without duplication) for such period under Synthetic Leases of such Person that would be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13 if such Synthetic Leases were treated as capital leases under GAAP.

     "Synthetic Lease Obligation" means, as to any Person with respect to any
      --------------------------
Synthetic Lease at any time of determination, the amount of the liability of such Person in respect of such Synthetic Lease that would (if such lease was required to be classified and accounted for as a capital lease on a balance sheet of such Person in accordance with GAAP) be required to be capitalized on the balance sheet of such Person at such time.

     "Taxes" is defined in Section 5.6.
      -----                -----------

     "type" means, relative to any Loan, the portion thereof, if any, being
      ----
maintained as a Prime  Rate Loan or a LIBOR Loan.

     "Unfunded Pension Liability" means the excess of a Pension Plan's benefit
      --------------------------
liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ---
States and the District of Columbia.

     "Wholly-Owned Subsidiary" means any corporation in which (other than
      -----------------------
directors' qualifying shares required by law) 100% of the Capital Stock of each class having ordinary voting power, and 100% of the Capital Stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Borrower, or by one or more of the other Wholly-Owned Subsidiaries of the Borrower, or any of them.

     SECTION 1.2  Use of Defined Terms. Unless otherwise defined or the context
                  --------------------
otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3  Other Interpretive Provisions.
                  -----------------------------

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c)  (i)    The term "documents" includes any and all instruments,
     documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and
     (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) Unless otherwise expressly provided herein, financial calculations applicable to the Borrower shall be made on a consolidated basis among the Borrower and the Material Subsidiaries.

     SECTION 1.4  Accounting and Financial Determinations.  Unless otherwise
                  ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.4) shall be made, and all financial
                            -------------
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles in effect in the United States of America from time to time ("GAAP"). Notwithstanding the
                                             ----
foregoing, if the Borrower, the Required Lenders or the Agent determines that a change in GAAP from that in effect on the date hereof, has altered the treatment of certain financial data to its detriment under this Agreement, such party may seek of the others a renegotiation of any financial covenant affected thereby. If the Borrower, the Required Lenders and Agent cannot agree on renegotiated covenants, then, for the purposes of this Agreement, GAAP will refer to generally accepted accounting principles on the date just prior to the date on which the change that gave rise to the renegotiation occurred.

                                  ARTICLE II
                  COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION 2.1  Commitments. On the terms and subject to the conditions of
                  -----------
this Agreement (including Article VI), each Lender severally agrees to make
                          ----------
Loans pursuant to the Commitments described in this Section 2.1.
                                                    -----------

          SECTION 2.1.1  Facility A Commitment.
                         ---------------------

          (a) On the terms and subject to the conditions of this Agreement (including, without limitation, Section 2.1.3), from time to time on any
                                     -------------
     Business Day occurring prior to the Facility A Commitment Termination Date, each Lender will make loans (relative to such Lender, its "Facility A
                                                                ----------
     Loans") to the Borrower in an aggregate principal amount not to exceed at
     -----
     anytime outstanding the lesser of (a) the amount set forth opposite such Lender's name on Schedule 2.1.1 under the caption "Facility A Commitment"
                      --------------
     (such amount as the same may be reduced hereunder or as reduced or increased as a result of one or more assignments, under Section 11.11.1,
                                                             ---------------
     such Lender's "Facility A Commitment"), and (b) such Lender's pro rata
                    ---------------------
     portion of the Facility A Borrowing Base.   On the terms and subject to the
     conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Facility A Loans.

          (b) The Borrower shall deliver a Borrowing Base Certificate to the Agent prior to the Effective Date to permit the Agent to determine the Facility A Borrowing Base to be in effect on the Effective Date and, thereafter, shall deliver Borrowing Base Certificates and such other materials to the Agent in accordance with the provisions of Section
                                                                 -------
     8.1.1(j).  Each  such Borrowing Base Certificate shall certify the Facility
     --------
     A Borrowing Base in effect on the last day of the applicable reporting period. Promptly following its receipt of each Borrowing Base Certificate, the Agent shall confirm the then current Facility A Borrowing Base using the information previously provided to the Agent by the Borrower and shall notify the Borrower and each Lender of the Facility A Borrowing Base so determined. Each determination of the Facility A Borrowing Base by the Agent shall remain in effect until notice of a redetermined Facility A Borrowing Base shall have been given by the Agent in accordance with the provisions of this Section 2.1.1(b); provided, however, if the Borrower fails to deliver
          ----------------
     a Borrowing Base Certificate, the Borrower will be unable to borrow Facility A Loans until such time that a Borrowing Base Certificate is delivered.

          SECTION 2.1.2  Facility B Commitment.  On the terms and subject to the
                         ---------------------
     conditions of this Agreement (including without limitation Section 2.1.3),
                                                                -------------
     from time to time on any Business Day occurring prior to the Facility B Loan Conversion Date, each Lender will make loans (relative to such
     Lender, its "Facility B Loans") to the Borrower in an aggregate principal
                  ----------------
     amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on Schedule 2.1.1 under the caption "Facility B
                           --------------
     Commitment" (such amount as the same may be reduced hereunder or as reduced or increased as a result of one or more assignments under Section 11.11.1,
                                                               ---------------
     such Lender's "Facility B Commitment").  On the terms and subject to the
                    ---------------------
     conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Facility B Loans prior to the Facility B Loan Conversion Date.

          SECTION 2.1.3  Restrictions on Loans.   None of the Lenders shall be
                         ---------------------
     permitted or required to:

          (a) make any Facility A Loan if, after giving effect thereto, the Effective Amount of all Facility A Loans, would exceed the lesser of (x) the combined Facility A Commitments and (y) the Facility A Borrowing Base; or

          (b) make any Facility A Loan or Facility B Loan, if after giving effect thereto, Section 8.1.14(b) would be breached.
                     -----------------

     SECTION 2.2  Reduction and Termination of Commitments.  The Commitments
                  ----------------------------------------
are subject to reduction and termination from time to time pursuant to this
Section 2.2.
-----------

          SECTION 2.2.1  Optional Subject to Section 5.4.  The Borrower may,
                         -------------------------------
     from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the unused amount of any Commitment; provided, however, that all such reductions shall require at least three (3) Business Days' prior notice to the Agent and be permanent, and any partial reduction of any Commitment shall be in an integral multiple of $1,000,000.

          SECTION 2.2.2  Mandatory.  The applicable Commitment shall be
                         ---------
     reduced by an amount equal to any amount required as a mandatory prepayment of the Facility A Loans or Facility B Loans as applicable pursuant to
     Section 3.1.1, 3.1.3(a), 3.1.3(d) or 3.1.3(g) (whether or not any Loans
     -------------  --------  --------    --------
     shall then be outstanding under the applicable Commitment).

          SECTION 2.2.3  Termination.
                         -----------

          (a) Upon the occurrence of any event described in the definition of Facility A Commitment Termination Date, the Facility A Commitment shall be reduced to zero and shall terminate automatically and without further action.

          (b) Upon the occurrence of any event described in the definition of Facility B Commitment Termination Date, the Facility B Commitment shall be reduced to zero and shall terminate automatically and without further action.

     SECTION 2.3 Borrowing Procedure. By delivering a Borrowing Request to the Agent on or before 11:00 a.m., New York City time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than three (3) nor more than five (5) Business Days' notice in the case of LIBOR Loans, and on the same day or no more than five (5) Business Days' notice in the case of Prime Rate Loans, that a Borrowing be made in a minimum amount of $100,000 in the case of LIBOR Loans, and in a minimum amount of $50,000 in the case of Prime Rate Loans, and in both instances in any integral multiple of $50,000 in excess thereof, or in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. Each Borrowing Request must be signed by a Responsible Officer of the Borrower. Upon receipt of any Borrowing Request, the Agent shall promptly notify the Lenders of such Borrowing Request. On or before 1:00 p.m., New York City time, on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts specified in the applicable Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.4  Continuation and Conversion Elections.   By delivering a
                  -------------------------------------
Continuation/Conversion Notice to the Agent on or before 11:00 a.m., New York City time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three (3) nor more than five (5) Business Days' notice that all, or any portion in a minimum amount of $100,000, in the case of LIBOR Loans, and in a minimum amount of $50,000 in the case of Prime Rate Loans, and in both instances any integral multiple of $50,000 in excess thereof, of any Loans be, in the case of Prime Rate Loans, converted into LIBOR Loans or, in the case of LIBOR Loans, be converted into a Prime Rate Loan or a LIBOR Loan or continued as a LIBOR Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBOR Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBOR Loan shall, on such last day, automatically convert to a Prime Rate Loan); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBOR Loans when any Default or Event of Default has occurred and is continuing.

     SECTION 2.5  Funding.   Each Lender may, if it so elects, fulfill its
                  -------
obligation to make, continue or convert LIBOR Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBOR Loan; provided, however, that such LIBOR Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBOR Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that each Lender
------------  ---  ---    ---
elected to fund all LIBOR Loans by purchasing, as the case may be, Dollar certificates of deposit in the U.S. or Dollar deposits in its Applicable Lending Office.

     SECTION 2.6  Loan Accounts/Notes.
                  -------------------

          (a) The Loans made by each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans. In case of a discrepancy between the entries in the Agent's books and any Lender's books, the Agent's books shall be conclusive absent manifest error.

          (b) Upon the request of any Lender made through the Agent, the Facility A Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-1
                                                                  -----------
     hereto (each, a "Facility A Note" and collectively, the "Facility A
                      ---------------                         ----------
     Notes"), instead of loan accounts.  Each Facility A Note shall be dated the
     -----
     Effective Date, shall be payable to the order of such Lender in a principal amount equal to such Lender's Facility A Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in Article III.
                    -----------

          (c) Upon the request of any Lender made through the Agent, the Facility B Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-2
                                                                  -----------
     hereto (each, a "Facility B Note" and collectively, the "Facility B
                      ---------------                         ----------
     Notes"), instead of loan accounts.  Each Facility B Note shall be dated the
     -----
     Effective Date, shall be payable to the order of such Lender in a principal amount equal to such Lender's Facility B Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in Article III.
                    -----------

          (d) Each Lender shall enter on a schedule attached to its Notes a notation with respect to each Loan made hereunder of: (i) the date and principal amount thereof, (ii) each payment and prepayment of principal thereof, (iii) whether the interest rate is initially to be determined in accordance with Section 3.2.1(a) or Section 3.2.1(b), and (iv) the Interest
                     ----------------    ----------------
     Period, if applicable. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make a notation on the schedule to its Note as aforesaid shall not limit or otherwise affect the obligation of the Borrower to repay the Loans in accordance with their respective terms as set forth herein.

                                  ARTICLE III
                  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1  Repayment and Prepayments.
                  -------------------------

          SECTION 3.1.1  Repayment
                         ---------

          (a)  Facility A Loans.  The Borrower shall pay to the Agent, for the
               ----------------
     account of each Lender, on the Facility A Commitment Termination Date the aggregate principal amount of Facility A Loans outstanding on such date, together with all accrued and unpaid interest thereon.

          (b)  Facility B Loans.  The Borrower shall pay to the Agent, for the
               ----------------
     account of each Lender, the principal of the Facility B Loans made by such Lender outstanding at the close of business on the Facility B Loan Conversion Date (together with all accrued and unpaid interest thereon) in a single payment on the date eighteen (18) months after the Effective Date.

          SECTION 3.1.2  Voluntary Prepayments. The Borrower may, from time to
                         ---------------------
     time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that:

          (a) any such prepayment shall be made pro rata among Loans of the same type and, if applicable, having the same Interest Period, of all Lenders;

          (b) all such voluntary prepayments of LIBOR Loans shall require at least three (3) but no more than five (5) Business Days' prior written notice to the Agent and all such voluntary prepayments of Prime Rate Loans shall require prior written notice to the Agent at least by 1:00 p.m., New York City time, at least one (1) Business Day prior to such repayment but no more than five (5) Business Days prior to such repayment; and

          (c) all such voluntary prepayments of LIBOR Loans or Prime Rate Loans shall be made in a minimum amount of $100,000 and any integral multiple of $50,000 in excess thereof, or in the whole outstanding principal amount of such Loans;

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as required by Section 5.4.
                                          ------------

          SECTION 3.1.3  Mandatory Prepayments.
                         ---------------------

          (a) The Borrower shall, on each date when any reduction in the applicable Commitment shall become effective, including pursuant to Section
                                                                         -------
     2.2, make a mandatory prepayment of all applicable Loans equal to the
     ---
     excess, if any, of the aggregate principal amount of all applicable Loans over the applicable Commitment.

          (b) If at any time the Effective Amount of the Facility A Loans exceeds the lesser of (x) the combined Facility A Commitments then in effect and (y) the Facility A Borrowing Base, the Borrower shall immediately prepay such Facility A Loan in an aggregate principal amount equal to such excess. Amounts prepaid pursuant to this Section may be reborrowed; provided that the aggregate Facility A Commitment is not exceeded thereby.

          (c) If at any time the Effective Amount of the Facility B Loans exceeds the combined Facility B Loan Commitments then in effect, the Borrower shall immediately prepay such Facility B Loan in an aggregate principal amount equal to such excess, together with commitment fees accrued to the date of such payment.

          (d) In the event any Asset Disposition results in Excess Sale Proceeds which are (i) not reinvested within ninety (90) days of such disposition in replacement assets or not deposited with the Agent within ninety (90) days of such disposition to be reinvested in such replacement assets, or (ii) deposited with the Agent within ninety (90) days of such disposition but which are not reinvested within one-hundred eighty (180) days of such disposition all as provided Section 8.2.8(b), such Excess Sale
                                              ----------------
     Proceeds shall be applied first to the prepayment of the Facility B Loans in inverse order of maturity and, second to prepayment of the Facility A Loans. In the instance that Facility A Loans are so prepaid, the Facility A Commitment shall be reduced permanently by the amount of such prepayment.

          (e) The Borrower shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 9.2 or Section 9.3,
                                                   ------------   -----------
     repay all such Loans.

          (f)  The Borrower shall prepay amounts in accordance with Section
                                                                    -------
     8.1.11.
     ------

          (g) In the event any Casualty Event affecting any property of the Borrower or any of the Material Subsidiaries which results in insurance, condemnation award or other compensation in excess of $250,000 ("Casualty
                                                                      --------
     Proceeds") which Casualty Proceeds are (i) not reinvested within ninety
     --------
     (90) days of receipt of such Casualty Proceeds in replacement assets shall be applied to the prepayment of the Senior Debt in accordance with the procedures set forth in the foregoing clause (d) for Excess Proceeds.

Except as otherwise provided above, mandatory prepayments shall be applied first to the Facility B Loans, then the Facility A Loans. Subsequent to the Facility B Loan Conversion Date, each voluntary prepayment of Facility B Loans made pursuant to Section 3.1.2 and each mandatory prepayment of Facility B Loans made
            -------------
pursuant to Section 3.1.3 shall be applied, to the extent of such prepayment, to
            -------------
the repayments of the Facility B Loans installments in inverse order of maturity. Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 5.4. No voluntary
                                                 -----------
prepayment of principal of any Facility A Loan or Facility B Loan prior to the applicable Commitment Termination Date, shall cause a reduction in the Facility A Commitment or Facility B Commitment, as applicable.

     SECTION 3.2  Interest Provisions.  Interest on the outstanding principal
                  -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

          SECTION 3.2.1  Rates.  Pursuant to an appropriately delivered
                         -----
     Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Prime Rate Loan, equal to the sum of the Prime Rate from time to time in effect plus the Applicable Prime Rate Margin; and

          (b) on that portion maintained as a LIBOR Loan, during each Interest Period applicable thereto, equal to the sum of the LIBOR (Reserve Adjusted) for such Interest Period plus the Applicable LIBOR Margin.

          All LIBOR Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the rate determined as applicable to such LIBOR Loan.

          SECTION 3.2.2  Post-Default Rate.   Notwithstanding Section 3.2.1,
                         -----------------                    -------------
     whenever an Event of Default has occurred and is continuing, the Borrower shall pay interest on any Loan, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) for the period commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent at the applicable Post-Default Rate.

          SECTION 3.2.3  Payment Dates.   Interest accrued on each Loan shall
                         -------------
     be payable, without duplication:

          (a)  on the Stated Maturity Date applicable to such Loan;

          (b) with respect to any prepayment of a Loan in connection with a reduction in the applicable Commitment, on the date of any such prepayment;

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

          (d) with respect to LIBOR Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the three month anniversary of the first day of such Interest Period); and

          (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such
                             -----------    -----------
     acceleration.

     Interest accruing on the Loans or other monetary Obligations arising under this Agreement or any other Loan Document during the continuance of any Event of Default shall be payable upon demand.

     SECTION 3.3 Fees.  The Borrower agrees to pay the fees set forth in this
                 ----
Section 3.3.  All such fees shall be non-refundable.
-----------

          SECTION 3.3.1 Commitment Fee.  The Borrower shall pay to the Agent
                        --------------
     for the account of each Lender a commitment fee in an amount equal to 0.75% times the daily actual unused amount of (a) such Lender's Facility A
     -----
     Commitment and (b) such Lender's Facility B Commitment from the date hereof until the Facility B Loan Conversion Date. Accrued commitment fees shall be payable in arrears on each Quarterly Payment Date and on the date on which the Commitments terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          SECTION 3.3.2 Arrangement and Agency Fees.  The Borrower agrees to
                        ---------------------------
     pay to Chase those fees specified in the letter agreement dated March 30, 2001, between the Borrower and Chase at the times specified in such letter agreement.

                                  ARTICLE IV
                   INTENTIONALLY OMITTED NUMBERING RESERVED


                                   ARTICLE V
                      CERTAIN LIBOR AND OTHER PROVISIONS

     SECTION 5.1 LIBOR Lending Unlawfu1.  If any Lender shall determine (which
                 ----------------------
determination shall, upon notice thereof to the Borrower, the Agent and the Lenders, be conclusive and binding on the Borrower) that after the Effective Date the introduction of, or any change in, or in the interpretation of, any law makes it unlawful, or any central bank or other government authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBOR Loan of a certain type, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBOR Loans of such type shall automatically convert into Prime Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 5.2 Deposits Unavailable.  If the Agent shall have determined that:
                 --------------------

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Reference Lender in the London interbank market; or

          (b) by reason of circumstances affecting the London interbank market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Loans of such type;

then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue
                                 -----------     -----------
any Loans as, or to convert any Loans into, LIBOR Loans of such type shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 5.3 Increased LIBOR Loan Costs, etc.   The Borrower agrees to
                 -------------------------------
reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBOR Loans, in any case from time to time by reason of:

          (a) to the extent not included in the calculation of the LIBOR (Reserve Adjusted), any reserve, special deposit, or similar requirement against assets of, deposits with or for the account of, or credit extended by such Lender, under or pursuant to any change in any law, treaty, rule, regulation (including any F.R.S. Board regulation), or requirement from that in effect on the Effective Date, or as the result of any Regulatory Change; or

          (b) any Regulatory Change which shall subject such Lender to any tax (other than taxes on net income including franchise taxes based on income, and franchises), levy, impost, charge, fee, duty, deduction, or withholding or any kind whatsoever or change the taxation of any Loan made or maintained as a LIBOR Loan and the interest thereon (other than any change which affects, and to the extent that it affects, the taxation of net income including franchise taxes based on income and franchises).

Such Lender shall promptly and in no event later than ninety (90) days after its knowledge of the occurrence of any such event notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount; provided, however, no Lender may make any demand for any such amounts accrued under this
Section 5.3 for any period commencing more than ninety (90) days prior to the
-----------
receipt by the Borrower of such notice or, should such cost have accrued retroactively, within ninety (90) days of the determination by such Lender of such cost. Such additional amounts shall be payable by the Borrower directly to such Lender within five (5) days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 5.4 Funding Losses. In the event any Lender shall incur any loss or
                 --------------
expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBOR Loan) as a result of:

          (a) any conversion or repayment or prepayment of the principal amount of any LIBOR Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or
                                                             -----------
     otherwise;

          (b) any Loans not being made as LIBOR Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBOR Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five (5) days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 5.5  Increased Capital Costs.  If after the Effective Date any
                  -----------------------
change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other government authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower (with copies to the Agent), the Borrower shall within five (5) days of its receipt thereof pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. Such Lender shall promptly and in no event later than ninety (90) days after its knowledge of any such event notify the Agent and the Borrower of the occurrence of any such event; provided, however, no Lender may make any demand for any such amounts accrued under this Section 5.5 for any period commencing more than
                           -----------
ninety (90) days prior to the receipt by the Borrower of any such notice or, should such cost have accrued retroactively, within ninety (90) days of the determination by such Lender of such cost. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 5.6 Taxes.  Without duplication of any payments made under any
                 -----
other provisions of this Article V, all payments by the Borrower of principal
                         ---------
of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income (including franchise taxes based upon income) or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or
                             -----
deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

          (c) pay to the Agent for the account of the Agent and the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent and each Lender will equal the full amount such Lender or the Agent would have received had no such withholding or deduction been required; provided that the Agent or each Lender shall promptly and in no event later than ninety (90) days after its knowledge that any amount is payable under this clause (c) notify the Agent and the
                                           ----------
     Borrower of the same;

provided, however, no Lender or the Agent may make any demand for any such amounts accrued under this Section 5.6 for any period commencing more than
                           -----------
ninety (90) days prior to the receipt by the Borrower of any such notice or, should such cost have accrued retroactively, within ninety (90) days of the determination by such Lender or the Agent of such cost.

     Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will pay on demand such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders and the Agent, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders and the Agent for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

For purposes of this Section 5.6, a distribution hereunder by the Agent or any
                     -----------
Lender to or for the account of any Lender or the Agent shall be deemed a payment by the Borrower.

     Each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes,
(i) execute and deliver to the Borrower and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes, and (ii) comply with the requirements of Section 10.10.
                                                             -------------

     SECTION 5.7 Payments, Computations, etc.  Unless otherwise expressly
                 ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds by the Borrower to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, counterclaim, recoupment or other deduction, not later than 11:00 a.m., New York City time, on the date due, in immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest (other than interest computed at the Prime Rate) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of three-hundred sixty (360) days. Interest computed at the Prime Rate shall be computed on the basis of its actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of 365 or 366 days, as the case may be. Whenever any payment day is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition
                                                    ----------
of the term "Interest Period" with respect to LIBOR Loans) be made on the next
             ---------------
succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 5.8 Sharing of Payments.  If any Lender shall obtain any payment
                 -------------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Section
                                                                       -------
5.3, 5.4 or 5.5 in excess of its pro rata share of payments then or therewith
---  ---    ---                  --- ----
obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the
                                                                  --
total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to
Section 5.9) with respect to such participation as fully as if such Lender were
-----------
the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 5.9 Setoff.  Each Lender shall, upon the occurrence of any Default
                 ------
or any other Event of Default, have the right to appropriate and apply to the payment of the Obligations (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of
Section 5.8.  Each Lender agrees promptly to notify the Borrower and the Agent
-----------
after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 5.10 Recourse.  The Obligations of the Borrower to the Agent, and
                  --------
the Lenders are secured and rank pari passu with all other Senior Debt. All of the Collateral of the Borrower and the Material Subsidiaries will be pledged to secure the Obligations and all other Senior Debt. In the event that the Borrower obtains or creates any Material Subsidiaries (a) each such Material Subsidiary must issue a guarantee of the Obligations in the form of Exhibit H-2
                                                                    -----------
and each such guarantee will be in favor of the Agent for the benefit of the Lenders and secured by a pledge of all of the accounts receivable, inventory, cash, Customer Lists and stock of such Material Subsidiary, and (b) the Borrower shall cause the Security Agreements to be amended to add such Material Subsidiary as an Obligor thereunder and shall deliver, or cause such Material Subsidiary to deliver, such other agreements, documents, instruments and opinions in connection therewith as the Agent may request.

     SECTION 5.11 Replacement of Lenders.  In the event any Lender shall
                  ----------------------
provide notice to the Agent pursuant to Section 5.3, 5.5 or 5.6 hereunder, the
                                        -----------  ---    ---
Borrower shall be permitted to replace such Lender, provided, however, that such Lender's replacement shall agree to all the obligations and conditions relating to an Assignee Lender contained in Section 11.11.1 hereto. Any such replacement
                                   ---------------
shall be subject to the Agent's consent which consent shall not be unreasonably withheld.


                                  ARTICLE VI
                 CONDITIONS TO EFFECTIVENESS AND TO BORROWING

     SECTION 6.1 Conditions to Effectiveness.  The effectiveness of this
                 ---------------------------
Agreement shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 6.1.
                                           -----------

          SECTION 6.1.1 Credit Agreement and Loan Documents.  This Agreement
                        -----------------------------------
     and the other Loan Documents shall have been duly executed and delivered by each party thereto.

          SECTION 6.1.2 Resolutions; Incumbency.  The Agent shall have received
                        -----------------------
     each of the following documents:

          (a) Copies of the resolutions of the board of directors of each of the Managing General Partner, the Borrower and the Material Subsidiaries and partnership authorizations of Star Gas Partners authorizing the transactions contemplated hereby, certified as of the Effective Date by the Secretary or an Assistant Secretary of each of the Managing General Partner, the Borrower and the Material Subsidiaries; and

          (b) A certificate of the Secretary or Assistant Secretary of each of the Borrower and the Material Subsidiaries certifying the names and true signatures of the officers of each of the Borrower and the Material Subsidiaries authorized to execute, deliver and perform, as applicable, on behalf of each of the Borrower and the Material Subsidiaries, this Agreement and all other Loan Documents to be delivered by each of the Borrower and the Material Subsidiaries hereunder (upon which certificate the Agent and each Lender may conclusively rely until they shall have received a further certificate of a Responsible Officer canceling or amending such prior certificate).

          (c) A certificate of the Secretary or Assistant Secretary of the Managing General Partner certifying the names and the signatures of the officers of the Managing General Partner authorized to execute, deliver and perform, as applicable, on behalf of the Managing General Partner and Star Gas Partners, the Loan Documents to be delivered by Star Gas Partners and the Managing General Partner (upon which certificate the Agent and each Lender may conclusively rely until they shall have received a further certificate of a Responsible Officer canceling or amending such prior certificate).

          SECTION 6.1.3 Organization Documents; Good Standing.  The Agent shall
                        -------------------------------------
     have received each of the following documents:

          (a) the articles or certificate of incorporation and the bylaws or other organizational documents of each of the Managing General Partner, the Borrower and the Material Subsidiaries, and the certificate of limited partnership and the partnership agreement of Star Gas Partners, in each case as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of the relevant entity as of the Effective Date; and

          (b) a good standing and tax good standing certificate for each of Star Gas Partners, the Borrower and the Material Subsidiaries from the Secretary of State (or similar, applicable Government Authority) of its state of incorporation or organization, as applicable, and each other state designated by the Agent where such entity conducts significant business, in each case as of a recent date.

          SECTION 6.1.4 Closing Certificate.  A certificate signed by a
                        -------------------
     Responsible Officer of each of Star Gas Partners and the Borrower, dated as of the Effective Date, certifying:

          (a)  the representations and warranties contained in Article VII are
                                                               -----------
     true and correct on and as of such date, as though made on and as of such date;

          (b) since December 31, 2000, there has been no material adverse change in the condition (financial or otherwise), operations, business assets, liabilities (actual or contingent) or prospects taken as a whole of the Borrower and its Material Subsidiaries from that set forth in the financial statements as of December 31, 2000 for the period ending on that date (which financial statements shall be attached);

          (c) since December 31, 2000, there has been no material adverse change in the condition (financial or otherwise), operations, business assets, liabilities (actual or contingent) or prospects taken as a whole of Star Gas Partners and its subsidiaries taken as a whole from that set forth in the financial statements as of December 31, 2000 (which financial statements shall be attached);

          (d) There shall not have occurred since December 31, 2000 a material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities (actual or contingent) or prospects of regarding Star Gas Partners, the Borrower and the Material Subsidiaries taken as a whole; and

          (e) the financial statements delivered to the Lenders and Agent on and prior the date of this Agreement are true and correct.

          SECTION 6.1.5 Security Agreements; Prior Liens Removed; Prior
                        -----------------------------------------------
     Indebtedness Paid.  The Agent shall have received duly executed
     -----------------
     counterparts of the Security Agreements, dated as of the date hereof, duly executed by the Borrower, Star Gas Partners, and the Material Subsidiaries, as the case may be, together with:

          (a) copies of properly executed Uniform Commercial Code financing statements (Form UCC-1), naming (i) the Borrower as the debtor and the Agent as the secured party, and (ii) each of the Material Subsidiaries as the debtor and the Agent as the secured party;

          (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in the Collateral;

          (c) copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name any of the Borrower, and the Material Subsidiaries (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause
                                                                       ------
     (a) above, together with copies of such financing statements (none of which
     ---
     shall cover any collateral described in the Security Agreements);

          (d) letters of instruction to each of the depository banks in respect of banking accounts of the Borrower and each Material Subsidiary at such depository banks in form and substance satisfactory to the Agent; and

          (e) each Prior Lien shall have been removed on or before the Effective Date and all Indebtedness of the Borrower (except for Indebtedness hereunder and the Subordinated Indebtedness) shall have been paid and discharged in full, and no Person shall have any interest whatsoever in, or be a creditor of, the Borrower except the existing Shareholders of the Borrower as holders of common and preferred equity in the Borrower, and the Agent shall have received evidence satisfactory to it to such effect.

          SECTION 6.1.6 Permits.  The Agent shall have received a duly executed
                        -------
     certificate of a Responsible Officer of the Borrower certifying that there are no permits, licenses or regulatory approvals required for the execution, delivery and performance of the Loan Documents.

          SECTION 6.1.7 RESERVED
                        --------

          SECTION 6.1.8 Opinion of Counsel.  The Agent shall have received
                        ------------------
     opinions, dated the Effective Date and addressed to the Agent and all Lenders, from Phillips Nizer Benjamin Krim & Ballon, special counsel to the Managing General Partner, Star Gas Partners, the Borrower and the Material Subsidiaries substantially in the form of Exhibit G hereto and opinions of
                                               ---------
     counsel to the Borrower and its Material Subsidiaries covering such matters of law of the State of Florida, New York, New Jersey, Maryland, Pennsylvania and the District of Columbia as shall be reasonably requested by the Agent or any Lender.

          SECTION 6.1.9 Closing Fees, Expenses, etc.   The Agent shall have
                        ---------------------------
     received evidence satisfactory to it of payment for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 and, if then invoiced,
                                          -----------
     Section 11.3.
     ------------

          SECTION 6.1.10 Insurance.  Insurance complying with the Loan Documents
                         ---------
     shall be in full force and effect and the Agent shall have received a certificate to that effect from independent insurance brokers or consultants as shall be satisfactory to the Agent and the Required Lenders.

          SECTION 6.1.11 Solvency Certificate.  The Authorized Officer of each
                         --------------------
     of the Borrower and the Guarantors shall have delivered to the Agent a solvency certificate dated the Effective Date, substantially in the form of
     Exhibit I hereto.
     ---------

          SECTION 6.1.12 Borrowing Base Certificate.   The Agent shall have
                         --------------------------
     received a Borrowing Base Certificate.

          SECTION 6.1.13 RESERVED
                         --------

          SECTION 6.1.14 Material Contracts.  The Agent and the Lenders shall
                         ------------------
     have received true and complete copies of all Project Contracts and each other material agreement, entered into as of April 6, 2000, between the Borrower, each Material Subsidiary and their respective suppliers and the purchasers from them of services. Each such Project Contract shall be in full force and effect without default thereunder and the Agent shall have received a certificate of a Responsible Officer of the Borrower to such effect.

          SECTION 6.1.15 Consent of Petro Lenders.  The Agent shall have
                         ------------------------
     received evidence satisfactory to it of the consent of the lenders under the Petro Credit Facility to the issuance by Star Gas Partners of its Guarantee Agreement.

          SECTION 6.1.16 Other Documents.  The Agent and each Lender shall have
                         ---------------
     received such other approvals, opinions, documents or materials as the Agent or such Lender may reasonably request.

     SECTION 6.2 All Borrowings.  The obligation of each Lender to fund any
                 --------------
Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.

          SECTION 6.2.1 Compliance with Warranties, No Default, etc.   Both
                        --------------------------------------------
     before and after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 9.1.4 shall have occurred with respect to any
                           -------------
     other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

          (a)  the representations and warranties set forth in Article VII and
                                                               -----------
     in the Security Agreements shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b) no Default or Event of Default shall have then occurred and be continuing;

          (c) the Borrower shall not have made any distribution or payment to shareholders of the Borrower or any payment in respect of Indebtedness of the Borrower in violation of the provisions of Section 8.2.6 hereof; and
                                                    -------------

          (d) no event or circumstance shall have occurred which could have a Material Adverse Effect.

          SECTION 6.2.2 Borrowing Request.  The Agent shall have received a
                        -----------------
     Borrowing Request, for such Borrowing. Each delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by Star Gas Partners, the Borrower and the Material Subsidiaries that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) each of the statements made in Section 6.2.1 is true and correct.
                        -------------

          SECTION 6.2.3 Lien Searches.  With respect to the initial Borrowing
                        -------------
     only, satisfactory results of lien searches against the Borrower in the locations set forth on Schedule 6.2.3.
                            --------------

          SECTION 6.2.4 Satisfactory Legal Form.  All documents executed or
                        -----------------------
     submitted pursuant hereto by or on behalf of the Borrower, any other Obligor or any Subsidiary shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.


                                  ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this Article VII.
                                     -----------

     SECTION 7.1 Organization etc.
                 ----------------

          (a) Each of the Managing General Partner, the Borrower and its Material Subsidiaries is a corporation (or a limited liability company in the case of the Managing General Partner) duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite power and authority to own and operate its properties, to conduct its business as conducted on the Effective Date, to enter into this Agreement, the Notes and the other Loan Documents to which it is a party, and to carry out the terms of this Agreement, the Notes and such other Loan Documents.

          (b) Star Gas Partners is a limited partnership duly organized, validly existing and in good standing under the laws of its state of its organization and has all requisite partnership power and authority to own and operate its properties, to conduct its business as conducted on the Effective Date, and to execute, deliver and carry out the terms of the Loan Documents to which it is a party.

          (c)  Item 7.1 of the Disclosure Schedule accurately and completely
               --------
     lists, as to each of Star Gas Partners, the Borrower and each Material
     Subsidiary: (i) the state of incorporation or organization of each such entity, and the type of legal entity that each of them is, (ii) as to each of them that is a corporation, the classes and number of authorized and outstanding shares of Capital Stock of each such corporation, and the owners of such outstanding shares of Capital Stock, (iii) as to each of them that is a legal entity other than a corporation (but not a natural person), the type and amount of equity interests authorized and outstanding of each such entity, and the owners of such equity interests, and (iv) the business in which each of such entities is engaged. All of the foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable, and are owned by the Persons referred to in

     Item 7.1 of the Disclosure Schedule, free and clear of any Lien except as
     --------
     otherwise provided for herein. Except as set forth on Item 7.1 of the
                                                           --------
     Disclosure Schedule, there are no outstanding warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of Capital Stock or other equity interests of the Borrower or any Material Subsidiary nor are there outstanding any securities that are convertible into or exchangeable for any shares of Capital Stock or other equity interests of the Borrower or any Material Subsidiary.

     SECTION 7.2 Material Subsidiaries.  The Material Subsidiaries of the
                 ---------------------
Borrower are listed on Schedule 7.2 hereto, and none of the Borrower or any of
                       ------------
its Material Subsidiaries existing on the date of this Agreement has made any Investments in any other Person (other than Investments of the types permitted in Section 8.2.5).
   -------------

     SECTION 7.3 Qualification.  Each of Star Gas Partners, the Borrower and
                 -------------
its Material Subsidiaries is duly qualified or registered and is in good standing as a foreign corporation or partnership for the transaction of business, in the jurisdictions set forth in Item 7.3 of the Disclosure Schedule
                                            --------
which are the only jurisdictions, on the date hereof, in which the nature of their respective activities or the character of the properties they own, lease or use makes such qualification or registration necessary and, in the case of Star Gas Partners only, in which the failure so to qualify or to be so registered could be reasonably expected to have a Material Adverse Effect.

     SECTION 7.4 Enforceability.  Each of Star Gas Partners, the Borrower and
                 --------------
the Material Subsidiaries has taken all necessary partnership or corporate action to authorize the execution, delivery and performance by it of this Agreement, the Notes and each other Loan Document to which is a party. Each of Star Gas Partners, the Borrower and the Material Subsidiaries has duly executed and delivered each of this Agreement, the Notes and the other Loan Documents to which it is a party, and each of them constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law; provided, however, that such laws shall not materially interfere with the practical realization of the Security Documents or the Liens created thereby, except for (i) possible delay, (ii) situations that may arise under Chapter 11 of the Bankruptcy Code, and (iii) equitable orders of a bankruptcy court.

     SECTION 7.5 Due Authorization; Non-contravention; etc.  The execution,
                 -----------------------------------------
delivery and performance by each of Star Gas Partners, the Borrower and the Material Subsidiaries of this Agreement, the Notes and each other Loan Document required to be executed by it hereunder are within Star Gas Partner's, the Borrower's and such Material Subsidiary's powers, have been duly authorized by all necessary action, and do not:

          (a) contravene Star Gas Partners', the Borrower's or any Material Subsidiary's Organization Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Star Gas Partners, the Borrower or any Material Subsidiary; or

          (c) result in, or require the creation or imposition of, any Lien on any of Star Gas Partners', the Borrower's or such Material Subsidiary's properties, except as contemplated hereby.

     SECTION 7.6 Government Approvals; Regulations, etc.  No authorization or
                 --------------------------------------
approval or other action, by, and no notice to or filing with, any government authority or regulatory body or other Person (that has not been obtained) is required for the due execution, delivery or performance by Star Gas Partners, the Borrower or any Material Subsidiary of this Agreement, the Notes or any other Loan Document to which it is a party. All such required authorizations and approvals have been obtained and such required notices and filings have been made.

     SECTION 7.7 Business; Financial Statements.
                 ------------------------------

          (a) The audited consolidated financial statements of the Borrower and its Subsidiaries dated for their fiscal year ending in 2000, together with the related statements of income or operations, shareholders' equity and cash flows for the fiscal periods ended on those respective dates:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

               (ii) fairly present in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

               (iii) show all material indebtedness and other liabilities, direct or contingent of the Borrower and its Subsidiaries required to be disclosed in accordance with GAAP as of the date thereof including liabilities for taxes, material commitment and Contingent Liabilities.

          (b) The audited consolidated financial statements of Star Gas Partners and its Subsidiaries for its fiscal years ending during 1998, 1999 and 2000, in each case together with the related consolidated statements of income or operations, partners' (or shareholders) capital and cash flow for the fiscal periods ended on those respective dates:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

               (ii) fairly present in accordance with GAAP the financial condition of Star Gas Partners and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

               (iii) show all material indebtedness and other liabilities, direct or contingent, of such Person and its consolidated Subsidiaries required to be disclosed, including liabilities for taxes, material commitments and Contingent Liabilities in accordance with GAAP as of the date thereof.

     SECTION 7.8 No Material Adverse Change. Since the date of the most recent
                 --------------------------
financial statements described in Section 7.7 or, for any determination after
                                  -----------
the delivery of the first financial statements pursuant to Section 8.1.1(b),
                                                           ---------------
since the date of such financial statements (if such financial statements shall be satisfactory to the Required Lenders), there has been no material adverse change in the condition (financial or otherwise), business, prospects, operations, assets or properties of (a) the Borrower and the Material Subsidiaries (taken as a whole), or (b) Star Gas Partners and its Subsidiaries (taken as a whole).

     SECTION 7.9 Litigation; Labor Controversies, etc. There is no pending or,
                 ------------------------------------
to the knowledge of Star Gas Partners, the Borrower, or any of its Material Subsidiaries, threatened litigation, action, proceeding, or labor controversy affecting Star Gas Partners, the Borrower or any of their Subsidiaries, or any of their respective properties, businesses, assets or revenues, (a) which has, or could have, a Material Adverse Effect, (b) which could affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, or (c) which could affect the transaction contemplated hereby or the ability of Star Gas Partners, the Borrower or any of its Material Subsidiary to perform their respective obligations under the Loan Documents.

     SECTION 7.10 Ownership of Properties; Project Contracts; Liens.
                  -------------------------------------------------

          (a) Star Gas Partners, the Borrower and each of the Material Subsidiaries have (i) title to all of their respective assets constituting real property owned in fee simple, (ii) good and valid leasehold interests in their respective assets constituting leased real property, pursuant to which they enjoy undisturbed possession thereof, except for defects in, or lack of recorded title and exceptions to, leasehold interests which could not, in the aggregate, be reasonably expected to have a Material Adverse Effect, and (iii) sufficient title to the portion of their respective assets constituting personal property (including patents, trademarks, trade names, service marks, copyrights and other intellectual property rights) reasonably necessary for the use and operation of such personal property as it has been used in the past and as it is proposed to be used, in each case subject to no Liens except as permitted pursuant to Section 8.2.3.

          (b)   Each Prior Lien has been removed.

          (c) Each Project Contract is in full force and effect without default thereunder .

          (d) The Liens that, simultaneously with the execution and delivery of this Agreement and the consummation of the initial Loans, have been created and granted by the Security Documents and upon filing will constitute valid perfected first Liens on the properties and assets covered by the Security Documents; provided, however, that Liens on the Project Contracts shall be created and granted only to the maximum extent permitted by such documents.

     SECTION 7.11 Taxes. Star Gas Partners, the Borrower and each Material
                  -----
Subsidiary, and any predecessor entity thereto, have filed all tax returns and reports required by law to have been filed by them and have paid all taxes and governmental charges thereby shown to be owing, except (a) any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, and (b) in the case only of Star Gas Partners, where the failure to do so could not have a Material Adverse Effect.

     SECTION 7.12 ERISA Compliance.
                  ----------------

          (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and, to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to
     Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Government Authority, with respect to any Plan which has resulted in or could reasonably be expected to have a Material Adverse Effect on the condition (financial or otherwise), business, operations, assets or properties of Star Gas Partners, the Borrower and the Subsidiaries (taken as a whole). There has been no prohibited transaction or violation of the fiduciary responsibility rules, or failure to be able to accurately value Plan assets with respect to any Plan which has resulted in or could reasonably be expected to have a Material Adverse Effect.

          (c) (i) No ERISA Event has occurred or could reasonably be expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or could reasonably be expected to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably could be expected to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, could result in such liability under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA.

          (d) From this date hereafter, each year the Borrower shall have no underfunded Pension Plans.

     SECTION 7.13 Environmental Warranties.
                  ------------------------

          (a) All facilities and property owned, leased, used, occupied or controlled (in whole or in part) by Star Gas Partners, the Borrower or any Material Subsidiary have been, and continue to be, owned, leased, used, occupied or controlled by Star Gas Partners, the Borrower or such Material Subsidiary in compliance with all Environmental Laws except where the failure of any of the foregoing to be done could not reasonably be expected to have a Material Adverse Effect.

          (b)   There have been no past, and there are no pending or threatened

                (i) Environmental Claims received by Star Gas Partners, the Borrower or any Material Subsidiary with respect to any alleged violation of any Environmental Law, or

                (ii) complaints, notices or inquiries to Star Gas Partners, the Borrower or any Material Subsidiary regarding potential liability under any Environmental Law;

     which in either the case of clauses (i) or (ii) above, could be reasonably
                                 -----------    ----
     expected to have a Material Adverse Effect on Star Gas Partners, the Borrower and the Subsidiaries (taken as a whole).

          (c) To the knowledge of each of Star Gas Partners, the Borrower and the Material Subsidiaries there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by Star Gas Partners, the Borrower or any Material Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect.

          (d) Star Gas Partners, the Borrower and each Material Subsidiary have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses, the absence of or non compliance with which could reasonably be expected to have a Material Adverse Effect, and no order has been issued, no Environmental Claim has been made, no penalty has been assessed and, to the knowledge of the Borrower or any Material Subsidiary, no investigation or review has occurred or is pending or threatened by any Person with respect to any alleged failure by Star Gas Partners, the Borrower or any Material Subsidiary to have any permit, certificate, approval, license or other governmental authorization required under applicable Environmental Laws in connection with the conduct of the business or operations of any of them, except where the failure of any of the foregoing to be done could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

          (e) No property now or previously owned or leased by the Borrower or any Material Subsidiary is listed or to the knowledge of Borrower is proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up where the circumstances giving rise to such listing or proposed listing or the effect of such listing or proposed listing has, or could reasonably be expected to have, a Material Adverse Effect.

          (f) To the knowledge of each of Star Gas Partners, the Borrower and the Material Subsidiaries there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now leased, used, occupied or controlled (in whole or in part) by Star Gas Partners, the Borrower or any Material Subsidiary.

          (g) To the knowledge of each of Star Gas Partners, the Borrower and each Material Subsidiary, none of Star Gas Partners, the Borrower or any Material Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location, including locations which are listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations.

          (h) To the knowledge of each of Star Gas Partners, the Borrower and each Material Subsidiary there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned, leased, used, occupied or controlled (in whole or in part) by Star Gas Partners, the Borrower or any Material Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect.

     SECTION 7.14 Regulations U and X and Use of Proceeds.
                  ---------------------------------------

          (a) The Borrower is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

          (b) The Borrower shall (i) use the proceeds of the Facility A Loans, solely for working capital purposes, and (ii) use the proceeds of the Facility B Loans, solely for purposes of financing that portion of the purchase price for acquisitions of customer accounts from direct marketers which does not exceed $40 per customer and to finance capital expenditures relating to the Borrower's Business or future acquired businesses of the Borrower.

     SECTION 7.15 Accuracy of Information. All factual information heretofore
                  -----------------------
or contemporaneously furnished by or on behalf of Star Gas Partners, the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby which were furnished to the Agent and all other such factual information hereafter furnished by or on behalf of Star Gas Partners, the Borrower or any of its Material Subsidiaries in writing to the Agent or any Lender does not contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to either of Star Gas Partners or the Borrower which has or in the future would (so far as either of Star Gas Partners or the Borrower can now foresee) have a Material Adverse Effect which has not been set forth or referred to in this Agreement or the other factual information furnished by Star Gas Partners or the Borrower in writing.

     SECTION 7.16 Solvency. The Borrower, both before and after giving effect
                  --------
to any Borrowing hereunder (including the initial Borrowings), (i) is not "insolvent" (as such term is defined in (S) 101(31)(A) of the Bankruptcy Code),
(ii) is able to pay its debts and other liabilities, contingent obligations and commitments as they mature, and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

     SECTION 7.17 Compliance with Agreements and Laws. None of Star Gas
                  -----------------------------------
Partners, the Borrower or any of their Subsidiaries is in default under any agreement by which it is bound or in violation of any statute, law or governmental rule or regulation or court or arbitrator's judgment, decree or order, in any such case, which either individually or in the aggregate, could have a Material Adverse Effect.

     SECTION 7.18 Investment Company Act; Other Regulations. None of Star Gas
                  -----------------------------------------
Partners, the Borrower or any Material Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of Star Gas Partners, the Borrower or any Material Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to incur Indebtedness.


                                 ARTICLE VIII
                                   COVENANTS

     SECTION 8.1 Affirmative Covenants. The Borrower agrees with the Agent and
                 ---------------------
each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.1.
              -----------

          SECTION 8.1.1 Financial Information, Reports, Notices, etc. The
                        --------------------------------------------
     Borrower will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

          (a)  (i)  as soon as practicable, but in any event within forty-five
     (45) days after the end of each of the first three quarterly fiscal periods in each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and the Material Subsidiaries as at the end of such period and the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared, consolidating) statements of income, surplus or partners' capital, cash flows and stockholders' equity of the Borrower and the Material Subsidiaries for such period, all in reasonable detail and certified by an authorized financial officer of the Borrower as presenting fairly, in all material respects, the information contained therein (subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods;

               (ii) as soon as practicable, but in any event within forty-five
          (45) days after the end of each of the first three quarterly fiscal periods in each Fiscal Year of Star Gas Partners, the report on Form 10-Q submitted by Star Gas Partners to the Securities Exchange Commission in respect of such quarterly period;

          (b) (i) as soon as practicable but in any event within one hundred five (105) days after the end of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and the Material Subsidiaries as at the end of such year and the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared, consolidating) statements of income, cash flows and stockholders' equity of the Borrower and the Material Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the consolidated and, where applicable and to the extent that such are being prepared, consolidating figures for the previous Fiscal Year, all in reasonable detail, and accompanied by a report thereon of KPMG LLP or other independent public accountants of recognized national standing selected by the Borrower, which report shall (1) contain no limitation on the scope of the audit and no material qualification or exception and (2) state that such consolidated financial statements present fairly in all material respects the financial position of the Borrower and the Material Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP;

               (ii) as soon as practicable but in any event within ninety (90) days after the end of each Fiscal Year of Star Gas Partners, consolidated (and to the extent that such are being prepared, consolidating) balance sheets of Star Gas Partners and its Subsidiaries as at the end of such year and the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared, consolidating) statements of income, partners' capital and cash flows of Star Gas Partners and its Subsidiaries for such Fiscal Year of Star Gas Partners, setting forth in each case in comparative form the consolidated and, where applicable and to the extent that such are being prepared, consolidating figures for the previous Fiscal Year of Star Gas Partners, all in reasonable detail, and accompanied by a report thereon of KPMG LLP or other independent public accountants of recognized national standing selected by Star Gas Partners, which report shall (1) contain no limitation on the scope of the audit and no material qualification or exception and (2) state that such consolidated financial statements present fairly in all material respects the financial position of Star Gas Partners and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP;

               (iii) as soon as practicable, but in any event not later than June 30, 2001 for Fiscal Year 2001, and thereafter, not later than the beginning of each Fiscal Year of the Borrower, a copy of the annual budget of the Borrower and each Material Subsidiary for such beginning fiscal year of such Person, in each case in detail satisfactory to the Agent and containing information sufficient to verify monthly operation and maintenance expenses;

          (c) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of the Borrower and within ninety (90) days after the end of each Fiscal Year of the Borrower, a Compliance Certificate with respect to the period covered by the financial statements referred to in Section 8.1.1(a) and 8.1.1(b)
                                                ----------------     --------
     above together with an enumeration of the aggregate number of customers of the Borrower and its Subsidiaries existing as at the end of such Fiscal Quarters, and the number of customers acquired through use of the proceeds of Facility B Loans during such Fiscal Quarter, in each case with supporting calculations and such other supporting detail as the Agent and the Required Lenders may require;

          (d) promptly upon receipt thereof, copies of all reports, management letters and other detailed information (if any) prepared with respect to Star Gas Partners, the Borrower or any Material Subsidiary by any independent public accountant in connection with each annual or interim audit of such Person;

          (e) as soon as possible and in any event within three (3) Business Days after knowledge by a Responsible Officer of the occurrence of each Default or Event of Default, a statement of the chief financial officer of the Borrower setting forth details of such Default or Event of Default and the action which the Borrower has taken and propose to take with respect thereto;

          (f) as soon as possible and in any event within three (3) Business Days after knowledge by a Responsible Officer of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 7.9 or (y) the
                                                   -----------
     commencement of any labor controversy, litigation, action, proceeding of the type described in Section 7.9, notice thereof and copies of all
                           -----------
     documentation relating thereto;

          (g) within five (5) Business Days after the sending or filing thereof, all reports, registration statements and prospectuses which Star Gas Partners, the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

          (h) as soon as possible and in any event within ten (10) days after knowledge by a Responsible Officer of the occurrence of any of the following events affecting the Borrower or any ERISA Affiliate, deliver to the Agent and each Lender a copy of any notice with respect to such event that is filed with the Government Authority and any notice delivered by a Government Authority to the Borrower or any ERISA Affiliate with respect to such event:

                (i)   an ERISA Event;

                (ii)  any Unfunded Pension Liability of any Pension Plan;

                (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Borrower or any ERISA Affiliate;

                (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment could result in a material increase in contributions or Unfunded Pension Liability; or

                (v) any Pension Plan's having incurred an "accumulated funding deficiency" (as defined in Section 412 of the Code), or receiving notice from the PBGC, Internal Revenue Service or any governmental agency that it is the subject of an audit, review or any other governmental action;

in addition, the Borrower shall instruct the actuaries for all Pension Plans to deliver to the Agent a copy of each Pension Plan's Actuarial Valuation and each Pension Plan's Schedule B to Form 5500 at the earliest time that such is delivered to the Borrower or any ERISA Affiliate;

          (i) within sixty (60) Business Days after each Fiscal Quarter end, a certificate setting forth the net proceeds from Asset Dispositions, the application of such proceeds as permitted under Section 8.2.8, and the
                                                     -------------
     mandatory prepayments made as required by Section 3.1.3;
                                               -------------

          (j) on the twenty fifth (25/th/) day of each month (or if such day shall not be a Business Day, the next preceding Business Day) and promptly after any day on which the Agent requests, a Borrowing Base Certificate showing the Facility A Borrowing Base as of the last day of the most recently ended calendar month or such other date as reasonably requested by the Agent, as the case may be, in each case certified as complete and correct by the chief financial officer of the Borrower together with supporting documents reasonably acceptable to the Agent; provided however, that for the first three (3) months after the Effective Date, such Borrowing Base Certificates shall be due thirty (30) days after the last day of the most recently ended calendar month;

          (k) within ten (10) days of knowledge by a Responsible Officer thereof, notice of any litigation, proceeding, investigation or dispute which may exist at any time between Star Gas Partners, the Borrower or any Material Subsidiary and any governmental regulatory body which might interfere with the normal business operations of Star Gas Partners, the Borrower or any Material Subsidiary, such other information respecting the condition or operations, financial or otherwise, of Star Gas Partners, the Borrower or any Subsidiary as any Lender through the Agent may from time to time reasonably request;

          (l) within ten (10) days of knowledge by a Responsible Officer thereof and to the extent not otherwise covered in clauses (a) - (k) above,
                                                        -----------------
     notice of any event or circumstance that could have a Material Adverse Effect, including without limitation an event or circumstance which leads the Borrower to believe it will not meet the financial covenants set forth in Section 8.2.4 on a pro forma basis;
        --------------

          (m) within ten (10) days of the occurrence thereof, a notice of the occurrence of any default by Star Gas Partners or any of its Subsidiaries under any agreement the breach of which could have a Material Adverse Effect to which such Person is a party, setting forth in reasonable detail the circumstances of such default; and

          (n) not later than ten (10) Business Days after the occurrence thereof, notice of any change, amendment, waiver or entering into of any Project Contract.

          SECTION 8.1.2 Maintenance of Properties. The Borrower will, and will
                        -------------------------
     cause each of its Material Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its or its Subsidiaries' properties is no longer economically desirable.

          SECTION 8.1.3 Insurance. In addition to insurance requirements set
                        ---------
     forth in the Security Documents, the Borrower shall maintain, and shall cause each of the Material Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance which amount shall not be reduced by the Borrower or any Material Subsidiary in the absence of thirty (30) days' prior notice to the Agent. All such insurance shall name the Agent as loss payee/mortgagee and as additional insured, for the benefit of the Lenders, as their interests may appear. All casualty insurance maintained by the Borrower and the Material Subsidiaries shall name the Agent as loss payee and all liability insurance shall name the Agent as additional insured for the benefit of the Borrower, as their interests may appear. Upon request of the Agent or any Lender, the Borrower shall furnish the Agent, with sufficient copies for each Lender, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Borrower (and, if requested by the Agent, any insurance broker of the Borrower) setting forth the nature and extent of all insurance maintained by the Borrower and the Material Subsidiaries in accordance with this Section or any Security Documents (and which, in the case of a certificate of a broker, were placed through such broker).

          SECTION 8.1.4 Payment of Obligations. The Borrower shall, and shall
                        ----------------------
     cause each of its Material Subsidiaries to, pay and discharge as the same shall become due and payable (except to the extent the failure to so pay and discharge could not reasonably be expected to have a Material Adverse Effect), all their respective obligations and liabilities, including:

          (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Material Subsidiary;

          (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

          (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

          SECTION 8.1.5 Compliance with Laws. The Borrower shall, and shall
                        --------------------
     cause each of its Material Subsidiaries to comply, in all material respects with all Requirements of Law of any Government Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

          SECTION 8.1.6 Books and Records. Star Gas Partners and the Borrower
                        -----------------
     will, and will cause each of the Material Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions.

          SECTION 8.1.7 Inspection. The Borrower shall permit the
                        ----------
     representatives of each Lender and the Agent, at the expense of the Borrower at any time when a Default or Event of Default has occurred and is in existence, and otherwise representatives of any Lender or the Agent with prior written notice at the expense of such Lender or the Agent, to visit and inspect during normal business hours any of the properties of the Borrower or any Material Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants all at such reasonable times and intervals and as often as may be reasonably requested. The Borrower hereby authorizes the Borrower's and the Material Subsidiaries' independent accountants, and shall upon such request deliver a letter to the

     Borrower's and the Material Subsidiaries' independent public accountants authorizing them, to reply to and comply with the provisions of this
     Section 8.1.7.
     -------------

          SECTION 8.1.8  Environmental Covenant. The Borrower will, and will
                         ----------------------
     cause each of the Material Subsidiaries to:

          (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws except where non-compliance could not singly or in the aggregate be reasonably expected to have a Material Adverse Effect;

          (b) immediately notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws other than those claims, complaints, notices or inquiries which singly or in the aggregate could not have a Material Adverse Effect, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Agent any such actions and proceedings relating to compliance with Environmental Laws except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; and

          (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this
     Section 8.1.8.
     -------------

          SECTION 8.1.9  Compliance with ERISA. The Borrower shall, and shall
                         ---------------------
     cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

          SECTION 8.1.10 Collateral.
                         ----------

          (a)  All of the Collateral will be pledged to secure the Senior Debt.

          (b) In the event that the Borrower obtains or creates any Material Subsidiary (after the date hereof), the Borrower shall (i) cause each such Material Subsidiary to issue a guarantee of the Obligations and each such guarantee will be in favor of the Agent and secured by a pledge of all of the accounts receivable, inventory, cash, Customer Lists and stock of such Material Subsidiary, and (ii) cause the Security Agreements to be amended to add such Material Subsidiary as an Obligor thereunder and shall deliver, or cause such Material Subsidiary to deliver, such other agreements, documents, instruments and opinions in connection therewith as the Agent may request.

          (c) The Borrower shall, and shall cause each Material Subsidiary to, use commercially reasonable efforts to cause each Project Contract entered into after the date hereof to become subject to the grant of liens set out in of the Security Agreements.

          (d) All of the funds received by the Borrower and the Material Subsidiaries under the Contracts (as defined in the Security Agreements) shall be deposited into the Receipts Account for application in accordance with the Security Agreements.

          SECTION 8.1.11 Update of Project Contracts. The Borrower shall
                         ---------------------------
     deliver to the Agent and the Lenders, not later than June 30, 2001, an updated Exhibit O indicating all Project Contracts in effect as of the date
             ---------
     of delivery of such updated Exhibit O. Each Project Contract shall be in
                                 ---------
     full force and effect without default thereunder and the Borrower shall deliver to the Agent a certificate of a Responsible Officer of the Borrower to such effect.

          SECTION 8.1.12 Agreements Regarding Receipts Account .  The Borrower
                         -------------------------------------
     shall, not later than June 30, 2001 execute and deliver (i) an amendment to this Agreement, (ii) an amendment and restatement of the Accounts Security Deposit Agreement and (iii) an amendment and restatement of the Securities Account Control Agreement, in each case in form and substance satisfactory to the Agent, pursuant to which the Receipts Account shall be established with Chase, and Chase shall become (a) the Depositary under the Accounts Security Deposit Agreement and (b) the Securities Intermediary under the Securities Account Control Agreement, together with such other documents, certificates or other instruments the Agent determines are necessary to effectuate the foregoing.

          SECTION 8.1.13 Preservation of Corporate Existence. The Borrower
                         -----------------------------------
     shall, and shall cause each of its Material Subsidiaries to:

          (a) preserve and maintain in full force and effect its corporate or partnership existence (as applicable) and good standing under the laws of its state or jurisdiction of organization or incorporation, except to the extent permitted by Section 8.2.7;
                         -------------

          (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 8.2.7 and sale of assets
                                               -------------
     permitted by Section 8.2.8 or where the lapse could not reasonably be
                  -------------
     expected to have a Material Adverse Effect;

          (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

          (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could have a Material Adverse Effect.

          SECTION 8.1.14 Use of Proceeds.
                         ---------------

          (a) The Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly for the purpose of buying or carrying margin stock or any purpose which violates, or would be inconsistent with F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings;

          (b) The proceeds of the Loans shall be used for the purposes set forth in Section 7.14.
        ------------

          SECTION 8.1.15 Update of Customer Lists.  The Borrower shall, and
                         ------------------------
     shall cause its Material Subsidiaries to, provide to the Agent and the Lenders on such dates as the Agent reasonably may request one or more computer information (or such other medium as may be acceptable to the Agent) containing each Customer List owned by the Borrower or any of the Material Subsidiaries and within fifteen (15) days of such request the Borrower and the Agent agree that each Lender shall be permitted to review such information (or other medium) during the reasonable business hours of the Agent; provided that the Agent and the Lenders shall not disclose such information unless an Event of Default has occurred and is continuing; provided, however, that prior to an Event of Default, the Agent and the Lenders may disclose such information only to (a) their respective attorneys, auditors, employees, consultants or other agents, and (b) to any Government Authority to the extent required by such Government Authority.

          SECTION 8.1.16 Further Assurances.
                         ------------------

          (a) The Borrower shall ensure that all written information, exhibits and reports furnished to the Agent or the Lenders by the Borrower do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

          (b) Promptly upon request by the Agent or the Required Lenders, the Borrower shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted to the Agent and the Lenders under any Loan Document or under any other document executed in connection therewith.

     SECTION 8.2 Negative Covenants.  The Borrower agrees with the Agent and
                 ------------------
each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.2.
              -----------

          SECTION 8.2.1 Business Activities.  The Borrower will not, nor will
                        -------------------
     it permit any of the Material Subsidiaries to, engage in any line of business, if, as a result, the general nature of the business in which the Borrower and the Material Subsidiaries taken as a whole are engaged in would be substantially different from the nature of the business in which the Borrower and the Material Subsidiaries are engaged in as of the Effective Date.

          SECTION 8.2.2 Indebtedness.
                        ------------

          (a) The Borrower will not, nor will it permit any of the Material Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, (i) Indebtedness evidenced by the Obligations; (ii) and Subordinated Indebtedness to persons having an equity ownership interest in the Borrower and which is subordinated on terms and conditions satisfactory to the Agent; and (iii) Indebtedness incurred in connection with Section 8.2.3(e).

          (b) Star Gas Partners will not create, incur, assume or suffer to exist or otherwise become liable in respect of any Indebtedness except Indebtedness evidenced by the Obligations and its Guaranty dated the date hereof, and other Indebtedness permitted by Section 8.2.2(b) of the Petro Credit Facility.

          SECTION 8.2.3 Liens.  The Borrower shall not, nor shall it permit any
                        -----
     of the Material Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except the Liens referred to below:

          (a) Liens in the Collateral created in favor of the Agent for the benefit of the Agent and the Lenders;

          (b) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue and being diligently contested in good-faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (e) the purchase money security interests on any property acquired or held by the Borrower or Material Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $100,000;

          (f) leases or subleases granted to others, zoning restrictions, easements, licenses, reservations, rights-of-way, restrictions on the use of property or irregularities of title and other similar changes, encumbrances and Liens which do not materially impair the use thereof by the Borrower or any of the Material Subsidiaries; and

          (g) Liens (other than any Lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

provided, however, that the Borrower shall not purchase any real estate without the prior written consent of the Lenders.

          SECTION 8.2.4 Financial Covenants.  The Borrower shall at all times:
                        -------------------

          (a) maintain Consolidated EBITDA of not less than $2,000,000;

          (b) not permit the ratio of Consolidated EBITDA to Senior Interest Expense to be less than 1.25:1.00.

          SECTION 8.2.5 Investments.  Subject to Section 8.2.6, none of the
                        -----------               -------------
     Borrower or any of the Material Subsidiaries shall make or suffer to exist, any Investment in any Person, including without limitation, any shareholder of the Borrower or any Subsidiary except in accordance with Section 4 of the Accounts Security Deposit Agreement referred to in the definition of Security Agreements, and which are one of the following:

          (a)  Investments in:

               (i) obligations issued or guaranteed by the United States of America or any agency thereof maturing or being due or payable in full not more than 1 year after the Borrower's acquisition thereof;

               (ii) certificates of deposit, bankers acceptances and other "money market instruments" issued by any Lender or a bank having capital and surplus in an aggregate amount of not less than $500,000,000 and a rating of at least A- by Standard & Poor's Corporation or A3 by Moodys Investors Service or equivalent rating by another nationally recognized credit rating agency maturing or being due or payable in full not more than 1 year after the Borrower's acquisition thereof;

               (iii) open market commercial paper having a rating of at least A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service maturing or being due or payable in full not more than 270 days after the Borrower's acquisition thereof;

               (iv) collateralized repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations maturing or being due or payable in full not more than 90 days after the Borrower's acquisition thereof; and

               (v) tax exempt short term securities having a rating of at least A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service and tax exempt long-term securities having a rating of at least A by Standard & Poor's Corporation or A2 by Moodys Investors Service in each case maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof; and

          (b) Investments by the Borrower in any Material Subsidiary and by any Material Subsidiary in the Borrower or another Material Subsidiary as in effect on the date hereof.

          SECTION 8.2.6 Restricted Payments, etc .
                        ------------------------

          (a) Except as permitted by subparagraph (b) below, the Borrower will not, and will not permit any of the Material Subsidiaries to make or authorize any Restricted Payment or any payment in respect of Subordinated Indebtedness.

          (b) The Borrower and any of the Material Subsidiaries may make or authorize a Restricted Payment if such Restricted Payment is payable within sixty (60) days of its declaration and no Default or Event of Default exists on the day of such distribution or would exist after making such declaration or distribution.

          SECTION 8.2.7 Consolidation, Merger, etc.  The Borrower shall not,
                        --------------------------
     and shall not suffer or permit any Material Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) any Material Subsidiary may merge with the Borrower, provided that the Borrower shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

          (b) any Material Subsidiary may sell or otherwise transfer all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or another Wholly-Owned Material Subsidiary.

          SECTION 8.2.8 Asset Dispositions, etc.  Except in connection with a
                        -----------------------
     transaction permitted under Section 8.2.7, none of the Borrower or any of
                                 -------------
     the Material Subsidiaries may sell or dispose of any portion of its property (excepting abandonment, sale of inventory or other dispositions in the ordinary course of business), or sell equity interests in any Material Subsidiary to any third party (all of the foregoing, are herein called "Asset Dispositions"), unless:
      -------------------

          (a) immediately before and after giving effect to such transaction, no Default or Event of Default shall exist or be continuing;

          (b)  one of the following two conditions shall be satisfied:

               (i) the aggregate net after tax proceeds from such Asset Disposition do not exceed 5% of the Consolidated Total Assets of the Borrower during such Fiscal Year; or

               (ii) in the event that such net after tax proceeds from such Asset Disposition exceed 5% of such Consolidated Total Assets ("Excess
                                                                          ------
          Sale Proceeds"), the Borrower shall within ninety (90) days of the
          -------------
          date of the disposal of the assets giving rise to such proceeds, cause an amount equal to such Excess Sale Proceeds to be applied (x) to the acquisition of assets in replacement of the assets so disposed of or of assets which may be productively used in the United States in the conduct of the Borrower's or any Material Subsidiary's business (and such newly acquired assets shall become part of the Collateral and shall be subjected to the Lien of the Security Documents), or may be deemed by the Borrower to have been applied to fund the purchase of such replacement assets purchased not earlier than 30 days prior to such Asset Disposition or (y) to the extent not applied pursuant to the immediately preceding clause (x) , for deposit with the Agent no
                                    ----------
          later than ninety (90) days of after such disposition to be reinvested in assets described in clause (x) and to the extent such Excess Sale
                                 ----------

          Proceeds are not reinvested as described above within one-hundred eighty (180) days of such disposition to the prepayment of the Obligations pursuant to Section 3.1; and
                                  -----------

          (c) 100% of the consideration received is in cash or marketable securities or notes secured by a letter of credit issued by a financial institution acceptable to the Lenders.

          SECTION 8.2.9 RESERVED.
                        --------

          SECTION 8.2.10 Transactions with Affiliates.  The Borrower will not,
                         ----------------------------
     and will not permit any Material Subsidiary to, directly or indirectly, engage in any transaction with any Affiliate, including, without limitation, the purchase, sale or exchange of assets or the rendering of any service, to the Borrower's or such Material Subsidiary's business except upon fair and reasonable terms that are no less favorable to the Borrower or such Material Subsidiary, as the case may be, than those which might be obtained in an arm's-length transaction at the time such transaction is agreed upon from Persons which are not such an Affiliate.

          SECTION 8.2.11 Negative Pledges, Restrictive Agreements, etc.  The
                         ---------------------------------------------
     Borrower will not, and will not permit any of the Material Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted herein) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document.

          SECTION 8.2.12 RESERVED
                         --------

          SECTION 8.2.13 Operating Leases.  The aggregate obligations of the
                         ----------------
     Borrower and the Material Subsidiaries for the payment of rent for any property under lease or agreement to lease for any Fiscal Year shall not exceed $100,000.

          SECTION 8.2.14 Prepayments.  None of the Borrower or any Material
                         -----------
     Subsidiary shall make any voluntary or optional prepayment of any Indebtedness for borrowed money incurred or permitted to exist under the terms of this Agreement other than (i) the Indebtedness hereunder, and (ii) Subordinated Indebtedness repaid out of funds otherwise available for distribution to the shareholders of the Borrower in full compliance with the provisions of this Agreement.

          SECTION 8.2.15 Organization  Documents.  Star Gas Partners and the
                         -----------------------
     Borrower will not, and will not permit any Material Subsidiary, to alter any Organization Document of such entity in any manner which could have a Material Adverse Effect.

          SECTION 8.2.16 Capital Expenditures.  The Borrower will not, nor will
                         --------------------
     it permit any of the Material Subsidiaries to, make at any time Capital Expenditures in respect of any line of business other than the Business which, in the aggregate over the term of this Agreement, exceed 10% of the consolidated tangible assets of the Borrower and the Material Subsidiaries as determined in accordance with GAAP at such time.

          SECTION 8.2.17 Contingent Liabilities.  The Borrower shall not, and
                         ----------------------
     shall not suffer or permit any Material Subsidiary to, create, incur, assume or suffer to exist any Contingent Liabilities except endorsements for collection or deposit in the ordinary course of business or guarantees of Indebtedness incurred by the Borrower or a Material Subsidiary in accordance with the provisions of this Agreement.

          SECTION 8.2.18 ERISA. The Borrower shall not, and shall not suffer or
                         -----
     permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted, or otherwise act or fail to make a contribution if such action or failure to act could result in liability of the Borrower and/or ERISA Affiliate with respect to any Pension Plan; (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; or (c) permit to exist any "accumulated funding deficiency" (as defined in Section 412 of the Code) with respect to any Pension Plan.

          SECTION 8.2.19 Accounting Changes.  The Borrower shall not, and shall
                         ------------------
     not suffer or permit any Material Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the Fiscal Year of the Borrower or of any Material Subsidiary.

          SECTION 8.2.20 Bank Accounts.  None of the Borrower or any of the
                         -------------
     Material Subsidiaries shall have any bank accounts other than those bank accounts subject to the Security Agreements; provided that the Borrower and its Material Subsidiaries may continue to have the bank accounts in existence on the date hereof for sixty (60) days from the date hereof and may draw funds from such bank accounts for a period of twenty (20) days from the date hereof; provided, however, no receivables or other funds of the Borrower shall be deposited into any other account after the date hereof.


                                   ARTICLE IX
                               EVENTS OF DEFAULT

     SECTION 9.1 Listing of Events of Default.  Each of the following events or
                 ----------------------------
occurrences described in this Section 9.1 shall constitute an "Event of
                              -----------                      --------
Default".
-------

          SECTION 9.1.1 Non-Payment of Obligations.  The Borrower shall default
                        --------------------------
     in the payment or prepayment when due of any principal or interest of any Loan, or the payment of any fee or other Obligation.

          SECTION 9.1.2 Breach of Warranty.  Any material representation or
                        ------------------
     warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article VI) is or shall be
                                                  ----------
incorrect when made in any material respect.

     SECTION 9.1.3 Non-Performance of Other Covenants and Obligations.
                   --------------------------------------------------

     (a) Any Obligor shall default in the due performance and observance of any term, covenant or agreement contained in any of Sections 8.1.5, 8.1.10 or
                                                --------------  ------
8.1.14 or in Section 8.2; or
-------      -----------

     (b) any Obligor shall default in the due performance and observance of any other Obligation or agreement contained herein or in any other Loan Document, and such default shall continue unremedied for a period of fifteen (15) days after actual knowledge thereof by a Responsible Officer.

     SECTION 9.1.4 Default on Other Indebtedness.  Star Gas Partners, any of its
                   -----------------------------
Subsidiaries, the Borrower or any Material Subsidiary shall default (after notice and the expiration of any applicable grace period) in the payment of any amount of principal, premium or interest on any Indebtedness (other than the Notes) (including, without limitation, Indebtedness under the Petro Credit Facility), or any event shall occur or condition shall exist in respect of any Indebtedness of Star Gas Partners, the Borrower or any of their Subsidiaries (other than the Notes) and the effect of such event or condition is to cause (or to permit the holders of such Indebtedness to cause) such Indebtedness to become due before its stated maturity, in each case, if the outstanding principal balance of such Indebtedness is in excess of $2,000,000 in the aggregate.

     SECTION 9.1.5 Judgments.  Any judgment or order for the payment of money in
                   ---------
excess of $1,000,000, net of insurance coverage, shall be rendered against Star Gas Partners the Borrower or any of their Subsidiaries and:

     (a) such judgment or order is non appealable, has not been stayed pending appeal, or all rights to appeal such judgment have expired or been exhausted; and

     (b)  such judgment or order shall remain undischarged for a period of sixty
(60) consecutive days after the date due.

     SECTION 9.1.6 ERISA.  (a) An ERISA Event shall occur with respect to a
                   -----
Pension Plan or Multiemployer Plan which has resulted or could result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $500,000; or
(b) there shall exist an Unfunded Pension Liability among all Pension Plans of Star Gas Partners and its Affiliates at any time in excess of $7,000,000; or (c) with respect to any Pension Plan, the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any contribution required or needed in order to avoid (i) an "accumulated funding deficiency" (as defined in Section 412 of the Code), or (ii) adverse PBGC action;

or (d) $500,000 is not contributed each year among the underfunded Pension Plans related to Star Gas Partners and its Affiliates. For purposes of clause (d), the
                                                                 -----------
$500,000 amount shall be in addition to contributions necessary to satisfy Section 412 of the Code for such year.

     SECTION 9.1.7 Change in Control.  Any Change in Control shall occur except
                   -----------------
as is permitted by Section 8.2.7.
                   -------------

     SECTION 9.1.8 Bankruptcy, Insolvency, etc.  Any of the following events
                   ---------------------------
shall occur:

     (a) filing by or on the behalf of the Managing General Partner, Star Gas Partners, the Borrower, or any of their Subsidiaries of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar act or law, state or federal, now or hereafter existing ("Bankruptcy Law"), or any
                                                   --------------
action by the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries for, or consent or acquiescence to, the appointment of a receiver, trustee or other custodian of the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries, or of all or a substantial part of its property; or the making by the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries of any assignment for the benefit of creditors; or the admission by the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries in writing of its inability to pay its debts as they become due; or

     (b) filing of any involuntary petition against the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries in bankruptcy or seeking reorganization, arrangement, readjustment or its debts or for any other relief under any Bankruptcy Law and an order for relief by a court having jurisdiction in the premises shall have been issued or entered therein; or any other similar relief shall be granted under any applicable Federal or state law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee or other officer having similar powers over the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries or over all or a part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries or of all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Managing General Partner, Star Gas Partners, the Borrower or any of their Subsidiaries and continuance of any such event for sixty (60) consecutive days unless dismissed, bonded to the satisfaction of the court having jurisdiction in the premises or discharged; or

     (c) taking any action authorizing, or in furtherance of, any of the foregoing by Star Gas Partners, the Borrower or any Material Subsidiary.

     SECTION 9.1.9 Impairment of Security, etc.  Any of the Security Documents
                   ---------------------------
or documents guaranteeing the Notes shall cease in any material respect to be in full force and effect or shall be declared to be null and void in whole or in a material part by the final judgment (which is non-appealable or has not been stayed pending appeal or as to which all rights to appeal have expired or have been exhausted) of a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by or on behalf of the Borrower or any Material Subsidiary or the Borrower or any Material Subsidiary shall renounce any of the same or deny that it has any or further liability thereunder or any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any Material Subsidiary not to be, a valid, perfected, first priority (except as expressly otherwise provided in this Agreement or such Security Document) security interest in the collateral covered thereby.

     SECTION 9.1.10 Split-Up.  Any order, judgment or decree is entered in any
                    --------
proceeding against the Borrower decreeing a split-up of the Borrower which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of any Material Subsidiary whose assets represent a substantial part, of the consolidated assets of the Borrower and its Material Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of assets, or stock of any of their Material Subsidiaries, which shall have contributed a substantial part of the Consolidated Net Income of the Borrower and its Material Subsidiaries for any of the three Fiscal Years then most recently ended, and such order, judgment or decree shall not be dismissed or execution thereon stayed pending appeal or review within sixty (60) days after entry thereof, or in the event of such a stay, such order, judgment or decree shall not be dismissed within sixty (60) days after such stay expires.

     SECTION 9.1.11 Guarantor Defaults.  Any of Star Gas Partners or any
                    ------------------
Material Subsidiary fails in any material respect to perform or observe any term, covenant or agreement in its Guarantee Agreement; or any Guarantee Agreement is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any of Star Gas Partners or any Material Subsidiary or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

     SECTION 9.2 Action if Bankruptcy.  If any Event of Default described in
                 --------------------
Section 9.1.8 shall occur, the Commitments shall automatically terminate and the
-------------
outstanding principal amount of all outstanding Loans, and all other Obligations shall automatically be and become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

     SECTION 9.3 Action if Other Event of Default.
                 --------------------------------

          (a) If any Event of Default (other than any Event of Default described in Section 9.1.8) shall occur for any reason, whether voluntary
                  -------------
     or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower:

               (i) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated;

               (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable (including, without limitation, amounts due under Section 5.4), without presentment, demand, protest or other
                    -----------
          notice of any kind, all of which are hereby expressly waived by the Borrower; and

               (iii) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law.

          (b) The affirmative vote of Lenders holding at least 66-2/3% of the outstanding principal amount of the Obligations may rescind or annul the acceleration at any time; provided, that, all Events of Default have been cured or waived at such time.

          (c) The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                   ARTICLE X
                                   THE AGENT

     SECTION 10.1 Appointment and Authorization.  Each Lender hereby
                  -----------------------------
irrevocably (subject to Section 10.9) appoints, designates and authorizes the
                        ------------
Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

     SECTION 10.2 Delegation of Duties.  The Agent may execute any of its
                  --------------------
duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     SECTION 10.3 Liability of Agent.  None of the Agent-Related Persons shall
                  ------------------
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Star Gas Partners, the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value or title to any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

     SECTION 10.4 Reliance by Agent.
                  -----------------

          (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, facsimile or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders; and

          (b) For purposes of determining compliance with the conditions specified in Section 6.1, each Lender that has executed this Agreement
                  -----------
     shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     SECTION 10.5 Notice of Default.  The Agent shall not be deemed to have
                  -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Lenders, and the Borrower of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article IX; provided,
                                                     ----------
however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

     SECTION 10.6 Credit Decision.  Each Lender acknowledges that none of the
                  ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of Star Gas Partners, the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

     SECTION 10.7 Indemnification of Agent.  Whether or not the transactions
                  ------------------------
contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     SECTION 10.8 Agent in Individual Capacity.  Chase and each other Lender
                  ----------------------------
that may become the Agent and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though Chase (or such other Lender) were not the Agent or a Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Chase (or such other Lender) or their respective Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, Chase (or other Lender) shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent.

     SECTION 10.9 Successor Agent.  The Agent may, and at the request of the
                  ---------------
Required Lenders shall, resign as Agent upon thirty (30) days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.4 and 11.5
                                           ---------     -------------     ----
shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Any successor agent shall have a market capitalization equal to or greater than $500,000,000.

     SECTION 10.10 Withholding Tax.
                   ---------------

          (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent and the Borrower, to deliver to the Agent (with a copy to the Borrower):

               (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 (or any successor forms) before the payment of any interest in the first calendar year and before the payment of any interest, in each third succeeding calendar year during which interest may be paid under this Agreement;

               (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 (or any successor form) before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9 (or any successor form); and

               (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent and the Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

          (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Under not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (e) If the Internal Revenue Service or any other Government Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including attorney costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     SECTION 10.11 Collateral Matters.
                   ------------------

          (a) The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Security Documents.

          (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to authorize the release of any Lien granted for the benefit of the Agent and the Lenders upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property leased to the Borrower or any Material Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or such Material Subsidiary to be, renewed or extended; (iv) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (v) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in Section 11.1. Upon request by the Agent at any
                            ------------
     time, the Lenders will confirm in writing the Agent's authority to authorize the release of particular types or items of Collateral pursuant to this Section 10. 11 (b).
             ---------------

          (c) Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Borrower or any Subsidiary) that the Borrower's and the other Obligors' obligations to such Lender under this Agreement and the other Loan Documents are not and shall not be secured by any Lien on real property collateral now or hereafter granted to such Lender.


                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

     SECTION 11.1 Waivers, Amendments, etc.  The provisions of this Agreement
                  ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

          (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b)  modify this Section 11.1, change the definition of "Required
                           ------------
     Lenders", increase any Commitment or the Percentage of any Lender other than pursuant to Section 11.11.1, reduce any fees described in Article III,
                      ---------------                               -----------
     release any substantial portion of collateral security, except as otherwise specifically provided in any Loan Document, extend the Commitment Termination Date or Stated Maturity Dates or change the interest provisions contained in Section 3.2 shall be made without the consent of each Lender
                  -----------
     and each holder of a Note;

          (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or

          (d) affect adversely the interests, rights or obligations of the Agent shall be made without consent of the Agent.

No failure or delay on the part of the Agent, any Lender, or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 11.2  Notices.  All notices and other communications provided to
                   -------
any party hereto under this Agreement or any other Loan Document shall be in writing or facsimile and addressed, delivered or transmitted to such party at its address or by facsimile number set forth below its signature hereto or, with respect to Persons that become Lenders after the date hereof, set forth in an Assignment and Acceptance Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 11.3  Payment of Costs and Expenses.  The Borrower agrees to pay
                   -----------------------------
on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with:

          (a) the negotiation, preparation, execution, delivery, syndication and administration of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

          (b) the filing, recording, refiling or re-recording of the Security Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or re-recorded by the terms hereof or of the Security Agreements; and

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower agrees to pay to the Agent customary fees in connection with any amendment or waiver in respect of the Loan Documents in accordance with the then current market as determined by the Agent.

The Borrower further agrees to pay, and to save the Agent and each Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out" whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 11.4 Indemnification.  In consideration of the execution and
                  ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any
                    -------------------
and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified
                    -----------------------
Parties or any of them as a result of, or arising out of, or relating to:

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto;

          (d) any Environmental Claim or other matter relating to the protection of the environment or the Release by the Borrower or any Subsidiary of any Hazardous Material; or

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 11.5 Survival.  The obligations of the Borrower under Section 5.3,
                  --------                                         -----------
5.4, 5.5, 5.6, 11.3 and 11.4, and the obligations of the Lenders under Section
---  ---  ---  ----     ----                                           -------
10.1, shall in each case survive until the applicable statute of limitations has
----
run on the bringing of any action thereon any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 11.6 Severability.  Any provision of this Agreement or any other
                  ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11.7 Headings.  The various headings of this Agreement and of each
                  --------
other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 11.8 Execution in Counterparts, Effectiveness, etc.  This Agreement
                  ---------------------------------------------
may be executed by the parties hereto in several counterparts, all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Agent and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender and satisfaction of the conditions set forth in Section 6.1.
                        -----------

     SECTION 11.9 Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND
                  -------------------------------
EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. On the Effective Date, this Agreement, the Notes, the Security Agreements and the other Loan Documents shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 11.10 Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders (and any attempted or purported assignment or transfer in contravention of the foregoing shall be null and void); and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.
                -------------

     SECTION 11.11 Sale and Transfer of Loans and Notes; Participations in its
                   -----------------------------------------------------------
Loans and Notes.  Each Lender may assign or sell participations in, its Loans
---------------
and Commitments to one or more other Persons in accordance with this
Section 11.11.
-------------

     SECTION 11.11.1 Assignments.  Any Lender:
                     -----------

          (a) with the written consents of the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the fifth (5th) Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions; provided that such consent of the Borrower shall not be required at any time a Default has occurred and is continuing;

          (b) with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender; and

          (c) notwithstanding the foregoing, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a

     Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto;

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and
       ---------------
Commitments which assignment shall be a pro rata portion of the assigning Lender's Facility A Loans, Facility A Commitment, Facility B Commitment and Facility B Loans in a minimum aggregate amount of $2,000,000; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 10.10 and the last sentence of Section 5.6 and provided,
             -------------                          -----------
further, however, that the Borrower, each other Obligor and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until:

          (d) written notice of such assignment and delegation, together with payment instructions, addresses (of credit and administrative contacts) and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender;

          (e) such Assignee Lender shall have executed and delivered to the Borrower and the Agent an Assignment and Acceptance Agreement, accepted by the Agent; and

          (f)  the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Assignment and Acceptance Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Assignment and Acceptance Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Assignment and Acceptance Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Assignment and Acceptance Agreement in the amount of $3,500; provided, however, with respect to assignments made by a Lender to any of its Affiliates such processing fee shall be $2,000. Any attempted assignment and delegation not made in accordance with this Section
                                                                     -------
11.11.1 shall be null and void.
-------

     SECTION 11.11.2 Participations.  Any Lender may at any time sell to one or
                     --------------
more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of
                               -----------
the Loans, Commitments, or other interests of such Lender hereunder, provided, however, that:

          (a)  no participation contemplated in this Section 11.11 shall relieve
                                                     -------------
     such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

          (c) the Borrower, each other Obligor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

          (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clauses (b) or (c) of Section 11.1; and
                           -----------    ---    ------------

          (e) the Borrower shall not be required to pay any amount under Sections 5.3, 5.4, 5.5 or 5.6 that is greater than the amount which it
     ------------  --------    ---
     would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that, subject to the preceding sentence, a Participant, for purposes of Sections 5.3, 5.4, 5.5, 5.6, 5.8, 5.9, 11.3 and
                             -----------------------------------------------
11.4, shall be considered a Lender.
-----------------------------------

     SECTION 11.12 Other Transactions.  Nothing contained herein shall preclude
     --------------------------------
the Agent, or any Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of the Borrower's Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person. The Lenders hereby acknowledge that Chase is involved in other financings with Affiliates of Star Gas Partners, the Borrower and the Material Subsidiaries (the "Other
                                                               -----
Facilities") and that Chase's decisions with respect to its exercise of rights
----------
and remedies with respect to the Other Facilities will be made independently and as if not involved in the credit facilities provided hereunder.

     SECTION 11.13 Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                   -------------------------------------------
BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF AND JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF STAR GAS PARTNERS AND BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OF STAR GAS PARTNERS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 11.14 Waiver of Jury Trial.  EACH OF THE AGENT, THE LENDERS AND THE
                   --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                         [SIGNATURE PAGE ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              TOTAL GAS & ELECTRIC, INC.


                              By:
                                    Name: George Leibowitz
                                    Title:    Treasurer

                              Address:   2101 N.  Andrews Avenue
                                         Suite 104
                                         Ft.  Lauderdale, Florida 33311

                              Facsimile No.: (954) 564-7042

                              Attention: Treasurer

                              Copies to:

                                    Richard F.  Ambury
                                    Star Gas Partners, LLC
                                    2187 Atlantic Street
                                    Stamford, CT 06902

                              With copies to:

                                    Alan Shapiro, Esq.
                                    Phillips Nizer Benjamin Krim & Ballon LLP
                                    666 Fifth Avenue
                                    New York, New York 10103

Acknowledged and Agreed:

STAR GAS PARTNERS, L.P.

By: Star Gas LLC, its General Partner

     By:  ____________
          Name:  George Leibowitz
          Title: Chief Financial Officer

                                    THE CHASE MANHATTAN BANK,
                                    as Agent


                                    By:_________________________________
                                         Name:  William A. DeMilt, Jr.
                                         Title: Vice President


                                    Address:  395 North Service Road
                                              Melville, NY   11747

                                    Facsimile No.: (631) 755-5184

                                    Lending Office Base Rate Loans and
                                    LIBOR Loans:
                                         395 North Service Road
                                         Melville, NY 11747
                                         Attention: William A. DeMilt, Jr.
                                         Facsimile No.: (631) 755-5187

                                    Address for Notices:

                                         395 North Service Road
                                         Melville, NY 11747
                                         Attention: William A. DeMilt, Jr.
                                         Facsimile No.: (631) 755-5187

                              BANK OF AMERICA N.A.


                              By:
                                    Name:  Paul Squires
                                    Title: Managing Director

                              Address:   333 Clay Street, Suite 4550
                                         Mail Code TX5-383-45-02
                                         Houston, Texas 77002

                              Facsimile No.: (713) 651-4808

                              Lending Office Base Rate Loans and LIBOR
                              Loans:

                                         Bank of America Plaza
                                         901 Main Street
                                         Dallas, TX 75202-3714
                                         Attention: Ronald Cosgrove
                                         Mail Code TX1-492-14-12
                                         Facsimile No.: (214) 290-9439

                              Address for Notices:

                                         Bank of America Plaza
                                         901 Main Street
                                         Dallas, TX 75202-3714
                                         Attention: Ronald Cosgrove
                                         Mail Code TX1-492-14-12
                                         Facsimile No.: (214) 290-9439

                              With a Copy to:

                                         Pamela K. Rodgers
                                         Bank of America NT & SA
                                         333 Clay Street, Suite 4550
                                         Mail Code TX5-383-45-02
                                         Houston, Texas 77002
                                         Facsimile No.: (713) 651-4904

                         Schedules and Exhibits Omitted
                         ------------------------------



                                      80